QUEST FOR VALUE-SM-
FUNDS

Quest for Value Funds is a family of mutual funds (the "Funds") managed by Quest for Value Advisors ("Quest Advisors"). The Global Income Fund is a non-diversified fund. The other Funds covered by this Prospectus are diversified funds. Total assets under the management of Quest Advisors and its parent, Oppenheimer Capital, amounted to approximately $36.3 billion on August 31, 1995. The Funds covered by this prospectus are:

Equity:    QUEST FOR VALUE FUND, INC.
           SMALL CAPITALIZATION FUND
           GROWTH AND INCOME FUND
Fixed
Income:    U.S. GOVERNMENT INCOME FUND
           INVESTMENT QUALITY INCOME FUND
Flexible:  OPPORTUNITY FUND
Global:
  Equity:  QUEST FOR VALUE GLOBAL EQUITY FUND,
           INC.
  Income:  GLOBAL INCOME FUND

  On August 17, 1995, Quest for Value Advisors, Quest for Value Distributors, their parent Oppenheimer Capital, and Oppenheimer Management Corporation ("OMC") entered into an Acquisition Agreement for the sale to OMC of certain mutual fund assets of Quest for Value Advisors and Quest for Value Distributors including the contracts relating to certain Quest for Value funds and the use of the name "Quest for Value". If the proposed transaction is concluded, Quest for Value Advisors plans to change its name to OpCap Advisors. The Acquisition Agreement contemplates, subject to shareholder approval, that each of the Quest for Value, Growth and Income, Opportunity, Small Capitalization and Global Equity Funds will enter into an investment management agreement with OMC and that OMC will enter into a Subadvisory Agreement with Quest for Value Advisors so that those funds will continue to be managed by portfolio managers of Quest for Value Advisors. It is proposed that the Investment Quality Income Fund, Global Income Fund and U.S. Government Income Fund be reorganized into the Oppenheimer Bond Fund, the Oppenheimer Strategic Income Fund and the Oppenheimer U.S. Government Trust, respectively, funds managed by OMC, subject to approval by the shareholders of those Quest Funds. The Board of Directors of the Quest for Value Funds has approved the proposed transaction and will recommend that shareholders approve the proposed transaction at special meetings of shareholders expected to be held in November 1995.
  This Prospectus sets forth basic information about the Funds, including applicable sales and distribution fees, that you should understand before investing. You should read it carefully and retain it for future reference. Statements of Additional Information dated March 1, 1995 for each of the Quest for Value Global Equity Fund, Inc., Global Income Fund, Quest for Value Family of Funds, and Quest for Value Fund, Inc. (the "SAIs"), have been filed with the Securities and Exchange Commission and are incorporated by reference in this Prospectus. You can obtain a copy of the SAIs without charge by contacting Quest for Value Distributors, at the address or telephone number listed on the back cover. SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND THE SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED.
  The Funds offer three separate classes of shares: Class A, B and C shares. Shares of each Class represent an identical interest in the investment portfolio of a Fund, and generally have the same rights, but are offered under different sales charge and distribution fee arrangements. The offering of Class A, B and C shares presents the investor with the opportunity to choose the sales charge and distribution fee arrangement which is most beneficial, depending on the amount of purchase, the length of time the investor expects to hold the shares, and other circumstances.
  Shares of each Class are offered at the net asset value next determined after receipt of your purchase order plus an initial ("front-end") sales charge for purchases of Class A shares, or a deferred sales charge for purchases of Class B or Class C shares. (See "How to Buy Shares," p. 17) Class B and C shares bear a higher ongoing distribution fee than Class A shares, and investors should understand that over time the accumulated distribution charges on Class B and C shares may exceed the amount of the initial sales charge and ongoing distribution fee on Class A shares. (See "Distribution Plan," p. 35)
MARCH 1, 1995, AS REVISED SEPTEMBER 29, 1995

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
QUEST FOR VALUE is a registered service mark of Oppenheimer Capital

--------------------------------------------------------------------------------

 SUMMARY OF FUND EXPENSES

                                          QUEST FOR VALUE             SMALL CAPITALIZATION         U.S. GOVERNMENT INCOME
                                                FUND
                   CLASS OF SHARES:    A         B         C         A         B         C         A         B         C
----------------------------------- --------  --------  --------  --------  --------  --------  --------  --------  --------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Initial Sales Load Imposed
 on Purchase (as a % of offering
 price)............................    5.50%     none      none      5.50%     none      none      4.75%     none      none
Maximum Deferred Sales Load(1).....    none      5.00%     1.00%     none      5.00%     1.00%     none      5.00%     1.00%
Maximum Sales Load Imposed On
 Reinvested Dividends..............    none      none      none      none      none      none      none      none      none
Redemption Fee.....................    none      none      none      none      none      none      none      none      none
Exchange Fee....................... $  5.00   $  5.00   $  5.00   $  5.00   $  5.00   $  5.00   $  5.00   $  5.00   $  5.00
ANNUAL FUND OPERATING EXPENSES (AS
 % OF AVERAGE NET ASSETS)
Management Fee.....................    1.00%     1.00%     1.00%     1.00%     1.00%     1.00%      .60%      .60%      .60%
12b-1 Fee (including service fees
 of .25%) (4)......................     .50%     1.00%     1.00%      .50%     1.00%     1.00%      .30%     1.00%     1.00%
Other Expenses.....................     .21%      .24%      .28%      .38%      .48%      .59%      .33%      .33%      .35%
                                    --------  --------  --------  --------  --------  --------  --------  --------  --------
TOTAL FUND OPERATING EXPENSES AFTER
 WAIVER AND/OR EXPENSE
 ASSUMPTIONS(3)....................    1.71%     2.24%     2.28%     1.88%     2.48%     2.59%     1.23%     1.93%     1.95%
                                    --------  --------  --------  --------  --------  --------  --------  --------  --------
                                    --------  --------  --------  --------  --------  --------  --------  --------  --------
EXAMPLE 1: You would pay the following expense over the indicated periods in each of the Funds on a $1,000 investment assuming (a) payment of the maximum sales charge, (b) a 5% annual return, and (c) retention of shares at the end of the time period. 10-year figures for Class B shares assume conversion to Class A shares after eight years.
1 Year.............................   71.43     22.71     23.11     73.04     25.11     26.21     59.44     19.60     19.80
3 Years............................  105.92     70.03     71.23    110.84     77.25     80.54     84.68     60.62     61.22
5 Years............................  142.72    119.99    122.01    151.03    132.05    137.52    111.86    104.20    105.21
10 Years...........................  245.84    244.16    261.54    263.00    266.87    292.45    189.29    207.22    227.48
EXAMPLE 2: You would pay the following expenses over the indicated periods in each of the Funds on a $1,000 investment assuming (a) payment of the maximum sales charge, (b) a 5% annual return, and (c) redemption at the end of the time period.
 10-year figures for Class B shares assume conversion to Class A shares after eight years.
1 Year.............................   71.43     72.71     33.11     73.04     75.11     36.21     59.44     69.60     29.80
3 Years............................  105.92    100.03     71.23    110.84    107.25     80.54     84.68     90.62     61.22
5 Years............................  142.72    139.99    122.01    151.03    152.05    137.52    111.86    124.20    105.21
10 Years...........................  245.84    244.16    261.54    263.00    266.87    292.45    189.29    207.22    227.48

THE EXAMPLES SHOULD NOT BE CONSIDERED INDICATIONS OF PAST OR FUTURE EXPENSES OR PERFORMANCE, AND ACTUAL EXPENSES OR PERFORMANCE MAY VARY FROM THOSE SHOWN.

  The purpose of the table is to assist you in understanding the various costs and expenses that you would bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How to Buy Shares," "Investment Management Agreement" and "Distribution Plan".

  Investors should be aware that over time, Class B and C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers Rules of Fair Practice.

    (1) Certain purchases of Class A shares of $1 million or more are not subject to front-end sales charges, but a contingent deferred sales charge ("CDSC") is imposed on the proceeds of such shares equal to 1% if the shares are redeemed within the first 12 months after the end of the calendar month of their purchase, and .5 of 1% if redeemed within the next 12 months. Purchases made on or after July 1, 1994 of the Quest for Value Fund, Inc., the Small Capitalization Fund, the Growth and Income Fund, the Opportunity Fund and the Global Equity Fund are subject to a CDSC of 1% if the shares are redeemed within the first 12 months after the end of the calendar month of their purchase. See "How to Buy Shares."

    (2) Includes an administration fee of .25% of average net assets.

        INVESTMENT QUALITY INCOME               OPPORTUNITY                         GLOBAL EQUITY
         A          B          C          A          B          C           A             B             C
      -------    -------    -------    -------    -------    -------    ----------    ----------    ----------
        4.75%      none       none       5.50%      none       none       5.50%         none          none
        none       5.00%      1.00%      none       5.00%      1.00%      none          5.00%         1.00%
        none       none       none       none       none       none       none          none          none
        none       none       none       none       none       none       none          none          none
       $5.00      $5.00      $5.00      $5.00      $5.00      $5.00      $5.00         $5.00         $5.00

         .60%       .60%       .60%      1.00%      1.00%      1.00%       .75%          .75%          .75%
         .40%      1.00%      1.00%       .50%      1.00%      1.00%       .50%         1.00%         1.00%
         .59%       .63%       .61%       .28%       .34%       .35%       .68%(2)       .76%(2)       .91%(2)
      -------    -------    -------    -------    -------    -------    ----------    ----------    ----------

        1.59%      2.23%      2.21%      1.78%      2.34%      2.35%      1.93%         2.51%         2.66%
      -------    -------    -------    -------    -------    -------    ----------    ----------    ----------
      -------    -------    -------    -------    -------    -------    ----------    ----------    ----------

       62.90      22.61      22.41      72.09      23.71      23.81      73.52         25.41         26.91
       95.30      69.73      69.12     107.94      73.04      73.34     112.28         78.15         82.64
      129.94     119.49     118.48     146.14     125.03     125.53     153.46        133.55        141.01
      227.44     240.35     254.43     252.93     253.66     268.61     267.98        270.38        299.30

       62.90      72.61      32.41      72.09      73.71      33.81      73.52         75.41         36.91
       95.30      99.73      69.12     107.94     103.04      73.34     112.28        108.15         82.64
      129.94     139.49     118.48     146.14     145.03     125.53     153.46        153.55        141.01
      227.44     240.35     254.43     252.93     253.66     268.61     267.98        270.38        299.30


            GROWTH AND INCOME                      GLOBAL INCOME
         A          B          C           A             B             C
      -------    -------    -------    ----------    ----------    ----------
        4.75%      none       none       3.00%         none          none
        none       5.00%      1.00%      none          5.00%         1.00%
        none       none       none       none          none          none
        none       none       none       none          none          none
       $5.00      $5.00      $5.00      $5.00         $5.00         $5.00
         .39%       .39%       .39%         0%            0%            0%
         .40%      1.00%      1.00%       .25%(4)      1.00%         1.00%
        1.07%      1.08%      1.23%      1.40%(2)      1.41%(2)      1.70%(2)
      -------    -------    -------    ----------    ----------    ----------
        1.86%      2.47%      2.62%      1.65%         2.41%         2.70%
      -------    -------    -------    ----------    ----------    ----------
      -------    -------    -------    ----------    ----------    ----------
       65.49      25.01      26.51      46.27         24.41         27.31
      103.19      76.95      81.44      80.47         75.14         83.83
      143.29     131.55     139.02     117.00        128.54        142.98
      255.10     265.61     295.39     219.58        255.79        303.17
       65.49      75.01      36.51      46.27         74.41         37.31
      103.19     106.95      81.44      80.47        105.14         83.83
      143.29     151.55     139.02     117.00        148.54        142.98
      255.10     265.61     295.39     219.58        255.79        303.17

    (3) The expenses for certain funds have been restated to reflect voluntary expense limitations currently in effect. Currently, expenses of the Growth and Income and Global Income Funds are voluntarily limited by Quest Advisors so that annualized operating Fund Expenses (as defined on p. 33) exclusive of Class Expenses (as defined on p. 33) do not exceed 1.50% and 1.45%, respectively. These Fund Expense limitations may be discontinued at any time. Without such limitations, annual operating expenses as a percentage of average daily net assets would have been as follows: Growth and Income Fund: Class A: 2.32%, Class
B:  2.93% and Class C:  3.10%; and Global Income Fund:  Class A: 2.35%, Class B:
3.12% and Class C: 3.39%. The expenses stated for the U.S. Government Income, Investment Quality Income and Global Equity Funds reflect what the expenses of those Funds would have been for their respective fiscal years if Quest Advisors had not waived a portion of its fee.

    (4) See "Distribution Plan." Although the Global Income Fund's Distribution Plan and Agreement ("Plan") for Class A shares authorizes the Fund to pay a maximum service fee of .25% of average daily net assets and a distribution fee of .05% of average daily net assets, the Board of Directors of the Fund has set a maximum .25% service fee under the Plan.

--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS

The financial information given for the Small Capitalization, U.S. Government Income, Investment Quality Income, Opportunity, Growth and Income, Global Equity and Global Income Funds has been audited by Price Waterhouse LLP, independent accountants, whose unqualified reports thereon appear in the Statements of Additional Information ("SAI(s)"). The financial information given for Quest for Value Fund has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report thereon appears in the SAI. All the following information should be read in conjunction with the financial statements and related notes thereto appearing in the SAIs. Further information regarding the performance of each Fund is available in each Fund's Annual Report. Annual Reports may be obtained without charge by calling the Fund at (800) 232-FUND.

                                                           NET
                                                         REALIZED                          DISTRIBUTION
                                                NET        AND                 DIVIDENDS    FROM
                                              INVEST-   UNREALIZED    TOTAL     FROM         NET                      TOTAL
                                    NAV:       MENT        GAIN       FROM       NET       REALIZED       TAX       DIVIDENDS
                                  START OF    INCOME    (LOSS) ON    INVESTMENT INVESTMENT GAIN ON     RETURN OF       AND
                                   PERIOD     (LOSS)    INVESTMENTS  OPERATIONS INCOME     INVESTMENTS  CAPITAL     DISTRIBUTIONS
                                  ---------   -------   ----------   -------   -------     -------     ----------   ----------
QUEST FOR VALUE - CLASS A
Year ended 10/31/94.............  $12.51      $  .09    $  .50       $  .59    $ (.04)     $ (.47)         --       $ (.51)
 ...10/31/93.....................   11.71         .05      1.34         1.39      (.05)       (.54)         --         (.59)
 ...10/31/92.....................   10.61         .04      1.77         1.81      (.07)       (.64)         --         (.71)
 ...10/31/91.....................    7.84         .09      2.84         2.93      (.16)         --          --         (.16)
 ...10/31/90 (9).................    9.85         .18     (1.38)       (1.20)     (.26)       (.55)         --         (.81)
 ...10/31/89 (9).................    8.99         .24      1.09         1.33      (.10)       (.37)         --         (.47)
 ...10/31/88 (9).................    7.94         .09      1.38         1.47      (.05)       (.37)         --         (.42)
5/1/87-10/31/87 (9,10)..........    9.44         .03     (1.14)       (1.11)     (.09)       (.30)         --         (.39)
Year ended 4/30/87 (9)..........    9.47         .09       .81          .90      (.07)       (.86)         --         (.93)
 ...4/30/86 (9)..................    7.40         .06      2.33         2.39      (.09)       (.23)         --         (.32)
 ...4/30/85 (9)..................    7.69         .10       .99         1.09      (.11)      (1.27)         --        (1.38)
 ...4/30/84 (9)..................    8.90         .10       .48          .58      (.17)      (1.62)         --        (1.79)
QUEST FOR VALUE - CLASS B
Year ended 10/31/94.............   12.51         .02       .50          .52      (.03)       (.47)         --         (.50)
9/2/93(4) - 10/31/93............   12.66(3)     (.01)     (.14)        (.15)       --          --          --           --
QUEST FOR VALUE - CLASS C
Year ended 10/31/94.............   12.50         .01       .51          .52      (.03)       (.47)         --         (.50)
9/2/93(4) - 10/31/93............   12.66(3)     (.01)     (.15)        (.16)       --          --          --           --
SMALL CAPITALIZATION - CLASS A
Year ended 10/31/94.............  $17.68      $ (.03)   $  .01       $ (.02)       --      $(1.33)         --       $(1.33)
 ...10/31/93.....................   14.60        (.04)     4.26         4.22        --       (1.14)         --        (1.14)
 ...10/31/92.....................   13.52         .00      1.50         1.50        --        (.42)         --         (.42)
 ...10/31/91.....................    8.80        (.05)     4.85         4.80      (.08)         --          --         (.08)
 ...10/31/90.....................   10.91         .07     (2.04)       (1.97)     (.08)       (.06)         --         (.14)
 ...1/1/89(7)-10/31/89...........   10.00(3)      .08       .83          .91        --          --          --           --
SMALL CAPITALIZATION - CLASS B
Year ended 10/31/94.............   17.66        (.11)      .02         (.09)       --       (1.33)         --        (1.33)
9/2/93(4)-10/31/93..............   17.19(3)     (.02)      .49          .47        --          --          --           --
SMALL CAPITALIZATION - CLASS C
Year ended 10/31/94.............   17.67        (.13)      .02         (.11)       --       (1.33)         --        (1.33)
 ...9/2/93(4) - 10/31/93.........   17.19(3)     (.02)      .50          .48        --          --          --           --
OPPORTUNITY - CLASS A
Year ended 10/31/94.............  $18.71      $  .18    $ 1.35       $ 1.53    $ (.33)     $ (.22)         --       $ (.55)
 ...10/31/93.....................   16.73         .35      2.02         2.37      (.07)       (.32)         --         (.39)
 ...10/31/92.....................   14.29         .09      2.93         3.02      (.03)       (.55)         --         (.58)
 ...10/31/91.....................    9.74         .03      4.78         4.81      (.23)       (.03)         --         (.26)
 ...10/31/90.....................   11.59         .25     (1.64)       (1.39)     (.22)       (.24)         --         (.46)
1/1/89(7)-10/31/89..............   10.00(3)      .17      1.42         1.59        --          --          --           --
OPPORTUNITY - CLASS B
Year ended 10/31/94.............   18.70         .08      1.34         1.42      (.31)       (.22)         --         (.53)
 ...9/2/93(4)-10/31/93...........   18.73(3)      .02      (.05)        (.03)       --          --          --           --
OPPORTUNITY - CLASS C
Year ended 10/31/94.............   18.70         .08      1.33         1.41      (.31)       (.22)         --         (.53)
 ...9/2/93(4)-10/31/93...........   18.73(3)      .02      (.05)        (.03)       --          --          --           --
U.S. GOVERNMENT INCOME - CLASS A
Year ended 10/31/94.............  $12.08      $  .59    $(1.08)      $ (.49)   $ (.59)     $ (.21)         --       $ (.80)
 ...10/31/93.....................   11.92         .65       .35         1.00      (.68)       (.16)         --         (.84)
 ...10/31/92.....................   11.80         .74       .18          .92      (.74)       (.06)         --         (.80)
 ...10/31/91.....................   11.35         .85       .61         1.46      (.86)       (.15)         --        (1.01)
 ...10/31/90.....................   11.50         .93      (.06)         .87      (.93)       (.09)         --        (1.02)
 ...10/31/89.....................   11.50         .94       .08         1.02      (.93)       (.09)         --        (1.02)
 ...5/6/88(7)-10/31/88...........   11.46(3)      .44       .10          .54      (.44)       (.06)         --         (.50)
U.S. GOVERNMENT INCOME - CLASS B
Year ended 10/31/94.............   12.08         .51     (1.08)        (.57)     (.51)       (.21)         --         (.72)
9/2/93(4)-10/31/93..............   12.13(3)      .08      (.04)         .04      (.08)       (.01)         --         (.09)
U.S. GOVERNMENT INCOME - CLASS C
Year ended 10/31/94.............   12.08         .51     (1.08)        (.57)     (.51)       (.21)         --         (.72)
 ...9/2/93(4)-10/31/93...........   12.13(3)      .08      (.04)         .04      (.08)       (.01)         --         (.09)


                                                          NET      RATIO OF NET   RATIO OF NET
                                   NAV:      TOTAL     ASSETS AT    OPERATING      INVESTMENT      PORT-
                                    END      RETURN     END OF     EXPENSES TO    INCOME (LOSS)    FOLIO
                                    OF        FOR       PERIOD     AVERAGE NET     TO AVERAGE      TURN-
                                  PERIOD    PERIOD(1)*   (000)        ASSETS       NET ASSETS      OVER
                                  -------   --------   ---------   ------------   -------------   -------
QUEST FOR VALUE - CLASS A
Year ended 10/31/94.............  $ 12.59     5.01%    $ 238,085     1.71%(2)        .72%             49%
 ...10/31/93.....................    12.51    12.27%      245,320     1.75%           .40%             27%
 ...10/31/92.....................    11.71    18.45%      142,939     1.75%           .53%             41%
 ...10/31/91.....................    10.61    37.94%       79,914     1.83%          1.06%             48%
 ...10/31/90 (9).................     7.84   (13.43%)      49,740     1.82%          1.71%             51%
 ...10/31/89 (9).................     9.85    15.68%       77,205     1.81%          2.31%             30%
 ...10/31/88 (9).................     8.99    19.54%       83,228     2.21%           .94%             15%
5/1/87-10/31/87 (9,10)..........     7.94   (12.19%)      91,255     2.24%(2)        .76%(2)          21%
Year ended 4/30/87 (9)..........     9.44    10.25%      104,538     2.17%          1.23%             34%
 ...4/30/86 (9)..................     9.47    33.66%       64,331     2.18%          1.18%             68%
 ...4/30/85 (9)..................     7.40    17.86%       28,055     2.34%          1.90%             42%
 ...4/30/84 (9)..................     7.69     7.45%       13,388     2.29%          1.68%             74%
QUEST FOR VALUE - CLASS B
Year ended 10/31/94.............    12.53     4.43%       14,373     2.24%           .14%             49%
9/2/93(4) - 10/31/93............    12.51    (1.19%)       2,015     2.27%(1)      (1.19%)(1)         27%
QUEST FOR VALUE - CLASS C
Year ended 10/31/94.............    12.52     4.45%        3,581     2.28%           .09%             49%
9/2/93(4) - 10/31/93............    12.50    (1.26%)         221     2.27%(1)       (.90%)(1)         27%
SMALL CAPITALIZATION - CLASS A
Year ended 10/31/94.............  $ 16.33      .04%    $ 120,102     1.88%          (.14%)            67%
 ...10/31/93.....................    17.68    30.21%      104,898     1.89%          (.36%)            74%
 ...10/31/92.....................    14.60    11.60%       39,693     2.11%          (.04%)            95%
 ...10/31/91.....................    13.52    55.01%       20,686     2.25%(5)       (.41%)(5)        103%
 ...10/31/90.....................     8.80   (18.33%)       1,880     2.00%(5)        .71%(5)          18%
 ...1/1/89(7)-10/31/89...........    10.91     9.10%        2,085     1.74%(1,5)     1.34%(1,5)        32%
SMALL CAPITALIZATION - CLASS B
Year ended 10/31/94.............    16.24     (.39%)      16,144     2.48%          (.70%)            67%
9/2/93(4)-10/31/93..............    17.66     2.73%        1,754     2.57%(1)      (1.15%)(1)         74%
SMALL CAPITALIZATION - CLASS C
Year ended 10/31/94.............    16.23     (.51%)       3,344     2.59%          (.81%)            67%
 ...9/2/93(4) - 10/31/93.........    17.67     2.79%          235     2.57%(1)      (1.20%)(1)         74%
OPPORTUNITY - CLASS A
Year ended 10/31/94.............  $ 19.69     8.41%    $ 163,340     1.78%           .96%             42%
 ...10/31/93.....................    18.71    14.34%      127,225     1.83%          2.69%             24%
 ...10/31/92.....................    16.73    21.93%       40,563     2.27%           .72%             32%
 ...10/31/91.....................    14.29    50.44%        8,446     2.35%(5)        .30%(5)          88%
 ...10/31/90.....................     9.74   (12.62%)       4,570     2.00%(5)       2.30%(5)         206%
1/1/89(7)-10/31/89..............    11.59    15.90%        3,868     1.84%(1,5)     3.75%(5)         103%
OPPORTUNITY - CLASS B
Year ended 10/31/94.............    19.59     7.84%       43,317     2.34%           .43%             42%
 ...9/2/93(4)-10/31/93...........    18.70     (.16%)       2,115     2.52%(1)       1.32%(1)          24%
OPPORTUNITY - CLASS C
Year ended 10/31/94.............    19.58     7.78%        7,289     2.35%           .43%             42%
 ...9/2/93(4)-10/31/93...........    18.70     (.16%)         313     2.52%(1)       1.13%(1)          24%
U.S. GOVERNMENT INCOME - CLASS A
Year ended 10/31/94.............  $ 10.79    (4.15%)   $ 123,257     1.20%          5.19%(6)         126%
 ...10/31/93.....................    12.08     8.55%      189,091     1.15%(6)       5.33%(6)         315%
 ...10/31/92.....................    11.92     7.98%      151,197     1.15%(6)       6.26%(6)         207%
 ...10/31/91.....................    11.80    13.40%       82,400     1.15%(6)       7.24%(6)         309%
 ...10/31/90.....................    11.35     7.98%       52,742     1.15%(6)       8.21%(6)         101%
 ...10/31/89.....................    11.50     9.42%       71,139     1.15%(6)       8.37%(6)         255%
 ...5/6/88(7)-10/31/88...........    11.50     4.78%       82,560     1.15%(6)       7.78%(1,6)       207%
U.S. GOVERNMENT INCOME - CLASS B
Year ended 10/31/94.............    10.79    (4.84%)       6,813     1.92%(6)       4.53%(6)         126%
9/2/93(4)-10/31/93..............    12.08      .29%        1,286     1.85%(6)       3.07%(1,6)       315%
U.S. GOVERNMENT INCOME - CLASS C
Year ended 10/31/94.............    10.79    (4.84%)       1,224     1.94%(6)       4.57%(6)         126%
 ...9/2/93(4)-10/31/93...........    12.08      .34%          141     1.85%(1,6)     3.89%(1,6)       315%

                                                           NET
                                                         REALIZED                          DISTRIBUTION
                                                NET        AND                 DIVIDENDS    FROM
                                              INVEST-   UNREALIZED    TOTAL     FROM         NET                      TOTAL
                                    NAV:       MENT        GAIN       FROM       NET       REALIZED       TAX       DIVIDENDS
                                  START OF    INCOME    (LOSS) ON    INVESTMENT INVESTMENT GAIN ON     RETURN OF       AND
                                   PERIOD     (LOSS)    INVESTMENTS  OPERATIONS INCOME     INVESTMENTS  CAPITAL     DISTRIBUTIONS
                                  ---------   -------   ----------   -------   -------     -------     ----------   ----------
INVESTMENT QUALITY INCOME -
 CLASS A
Year ended 10/31/94.............  $11.49      $  .68    $(1.75)      $(1.07)   $ (.68)     $ (.07)         --       $ (.75)
 ...10/31/93.....................   10.36         .68      1.19         1.87      (.68)       (.06)         --         (.74)
 ...10/31/92.....................   10.06         .80       .30         1.10      (.80)         --          --         (.80)
12/18/90(7) - 10/31/91..........   10.00(3)      .71       .06          .77      (.71)         --          --         (.71)
INVESTMENT QUALITY INCOME -
 CLASS B
Year ended 10/31/94.............   11.49         .61     (1.75)       (1.14)     (.61)       (.07)         --         (.68)
9/2/93(4)-10/31/93..............   11.52(3)      .08      (.03)         .05      (.08)         --          --         (.08)
INVESTMENT QUALITY INCOME -
 CLASS C
Year ended 10/31/94.............   11.49         .61     (1.75)       (1.14)     (.61)       (.07)         --         (.68)
9/2/93(4)-10/31/93..............   11.52(3)      .09      (.03)         .06      (.09)         --          --         (.09)
GLOBAL EQUITY - CLASS A
Year ended 11/30/94.............  $13.54      $  .01    $ 1.10(8)    $ 1.11        --      $ (.49)         --       $ (.49)
 ...11/30/93.....................   12.30          --      2.26(8)      2.26      (.12)       (.90)         --        (1.02)
 ...11/30/92.....................   11.25         .12       .93(8)      1.05        --          --          --           --
 ...11/30/91.....................   10.57        (.04)      .85(8)       .81      (.05)       (.08)(8)      --         (.13)
7/2/90(7)-11/30/90..............   12.05(3)      .05     (1.53)(8)    (1.48)       --          --          --           --
GLOBAL EQUITY - CLASS B
Year ended 11/30/94.............   13.52        (.06)     1.10(8)      1.04        --        (.49)         --       $ (.49)
9/2/93(4)-11/30/93..............   13.75(3)     (.02)     (.21)(8)     (.23)       --          --          --           --
GLOBAL EQUITY - CLASS C
Year ended 11/30/94.............   13.52        (.08)     1.11(8)      1.03        --        (.49)         --       $ (.49)
9/2/93(4)-11/30/93..............   13.75(3)     (.02)     (.21)(8)     (.23)       --          --          --           --
GLOBAL INCOME - CLASS A
Year ended 11/30/94.............  $ 9.36      $   57    $ (.87)(8)   $ (.30)   $ (.08)         --      $ (.49)      $ (.57)
 ...11/30/93.....................    9.14         .63       .27(8)       .90      (.17)         --        (.51)        (.68)
 ...12/2/91(7) - 11/30/92           10.00(3)      .77     (1.00)(8)     (.23)     (.63)         --          --         (.63)
GLOBAL INCOME - CLASS B
Year ended 11/30/94.............    9.36         .50      (.87)(8)     (.37)     (.07)         --        (.43)        (.50)
9/2/92(4) - 11/30/93............    9.42(3)      .12      (.06)(8)      .06      (.03)         --        (.09)        (.12)
GLOBAL INCOME - CLASS C
Year ended 11/30/94.............    9.36         .48      (.87)(8)     (.39)     (.07)         --        (.41)        (.48)
9/2/93(4) - 11/30/93............    9.42(3)      .13      (.06)(8)      .07      (.03)         --        (.10)        (.13)
GROWTH AND INCOME - CLASS A
Year ended 10/31/94.............  $11.24      $  .32    $  .55       $  .87    $ (.32)     $(1.70)         --       $(2.02)
 ...10/31/93.....................   10.80         .30       .73         1.03      (.26)       (.33)         --         (.59)
11/4/91(7) - 10/31/92...........   10.00(3)      .28       .80         1.08      (.28)         --          --         (.28)
GROWTH AND INCOME - CLASS B
Year ended 10/31/94.............   11.23         .25       .56          .81      (.27)      (1.70)         --        (1.97)
9/2/93(4) - 10/31/93............   11.21(3)      .04       .05          .09      (.07)         --          --         (.07)
GROWTH AND INCOME - CLASS C
Year ended 10/31/94.............   11.23         .24       .56          .80      (.26)      (1.70)         --        (1.96)
9/2/93(4) - 10/31/93............   11.21(3)      .04       .05          .09      (.07)         --          --         (.07)


                                                          NET      RATIO OF NET   RATIO OF NET
                                   NAV:      TOTAL     ASSETS AT    OPERATING      INVESTMENT      PORT-
                                    END      RETURN     END OF     EXPENSES TO    INCOME (LOSS)    FOLIO
                                    OF        FOR       PERIOD     AVERAGE NET     TO AVERAGE      TURN-
                                  PERIOD    PERIOD(1)*   (000)        ASSETS       NET ASSETS      OVER
                                  -------   --------   ---------   ------------   -------------   -------
INVESTMENT QUALITY INCOME -
 CLASS A
Year ended 10/31/94.............  $  9.67    (9.61%)   $  46,922     1.29%(5)       6.47%(5)          33%
 ...10/31/93.....................    11.49    18.64%       61,288     1.20%(5)       6.07%(5)          12%
 ...10/31/92.....................    10.36    11.21%       29,701      .95%(5)       7.62%(5)          18%
12/18/90(7) - 10/31/91..........    10.06     8.11%       17,235      .82%(1,5)     8.25%(1,5)        19%
INVESTMENT QUALITY INCOME -
 CLASS B
Year ended 10/31/94.............     9.67   (10.22%)       6,605     1.92%(5)       5.85%(5)          33%
9/2/93(4)-10/31/93..............    11.49      .45%        1,468     1.84%(1,5)     3.68%(1,5)        12%
INVESTMENT QUALITY INCOME -
 CLASS C
Year ended 10/31/94.............     9.67   (10.23%)       2,583     1.90%(5)       6.01%(5)          33%
9/2/93(4)-10/31/93..............    11.49      .55%          101     1.84%(1,5)     4.83%(1,5)        12%
GLOBAL EQUITY - CLASS A
Year ended 11/30/94.............  $ 14.16     8.37%    $ 148,044     1.92%(6)        .05%(6)          70%
 ...11/30/93.....................    13.54    19.72%      135,616     1.76%(6)        .04%(6)          46%
 ...11/30/92.....................    12.30     9.33%      111,207     1.76%(6)        .72%(6)          62%
 ...11/30/91.....................    11.25     7.72%       46,937     2.09%          (.27%)            41%
7/2/90(7)-11/30/90..............    10.57   (12.28%)      58,087     2.11%           .92%              2%
GLOBAL EQUITY - CLASS B
Year ended 11/30/94.............    14.07     7.84%       10,268     2.50%(6)       (.44%)(6)         70%
9/2/93(4)-11/30/93..............    13.52    (1.67%)       1,676     2.26%(1,6)     (.76%)(1,6)       46%
GLOBAL EQUITY - CLASS C
Year ended 11/30/94.............    14.06     7.77%        2,415     2.66%(6)       (.59%)(6)         70%
9/2/93(4)-11/30/93..............    13.52    (1.67%)         244     2.26%(1,6)     (.69%)(1,6)       46%
GLOBAL INCOME - CLASS A
Year ended 11/30/94.............  $  8.49    (3.24%)   $  16,781     1.65%          6.45%            144%
 ...11/30/93.....................     9.36    10.20%       22,465     1.70%(6)       6.73%(6)         114%
 ...12/2/91(7) - 11/30/92             9.14    (2.60%)      19,469     1.84%(2,6)     7.93%(1,6)       360%
GLOBAL INCOME - CLASS B
Year ended 11/30/94.............     8.49    (3.99%)       1,176     2.41%          5.71%            144%
9/2/92(4) - 11/30/93............     9.36      .65%          699     2.45%(1,6)     4.38%(1,6)       114%
GLOBAL INCOME - CLASS C
Year ended 11/30/94.............     8.49    (4.20%)         220     2.70%          5.48%            144%
9/2/93(4) - 11/30/93............     9.36      .71%          151     2.45%(1,6)     5.16%(1,6)       114%
GROWTH AND INCOME - CLASS A
Year ended 10/31/94.............  $ 10.09     8.64%    $  30,576     1.86%(6)       3.16%(6)         113%
 ...10/31/93.....................    11.24     9.93%       28,466     1.90%(6)       2.66%(6)         192%
11/4/91(7) - 10/31/92...........    10.80    10.84%        8,057     2.23%(1,6)     2.73%(1,6)        77%
GROWTH AND INCOME - CLASS B
Year ended 10/31/94.............    10.07     7.96%        2,928     2.47(6)        2.53%(6)         113%
9/2/93(4) - 10/31/93............    11.23      .81%          319     2.49%(1,6)     1.83%(1,6)       192%
GROWTH AND INCOME - CLASS C
Year ended 10/31/94.............    10.07     7.91%          455     2.62%(6)       2.39%(6)         113%
9/2/93(4) - 10/31/93............    11.23      .81%          102     2.49%(1,6)     2.18%(1,6)       192%

----------------------------------------
 (1)Total return shown assumes reinvestment of all dividends and distributions but does not reflect deductions for sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year.
 (2)Annualized
 (3)Offering Price
 (4)Initial offering of Class B and C shares
 (5)During the periods the Advisor voluntarily waived all or a portion of its fees and assumed some operating expenses of the Funds. Without such waivers and assumptions, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been, respectively: Investment Quality Income Fund: Class A shares - 1.59% and 6.17% for the year ended October 31, 1994, 1.50% and 5.77% for the year ended 10/31/93, 1.72% and 6.85% for the year ended 10/31/92, and 2.11% and
    6.96% (annualized) for the period 12/18/90 (commencement of operations) to 10/31/91; Class B shares - 2.23% and 5.54% for the year ended October 31, 1994. 2.07% and 3.45% (annualized) for the period 9/2/93 (initial offering) to October 31, 1993; and Class C shares - 2.21% and 5.70% for the year ended October 31, 1994 and 2.06% and 4.61% (annualized) for the period 9/2/93 (initial offering) to 10/31/93; Small Capitalization Fund: Class A shares - 3.27% and (1.43%) for the year ended 10/31/91, 5.82% and (3.11%) for the year ended 10/31/90, and 6.27% and (3.19%) (annualized) for the period 1/1/89 (commencement of operations) to 10/31/89; Opportunity Fund: Class A shares - 3.33% and (.68%) for the year ended 10/31/91, 3.69% and .61% for the year ended 10/31/90, and 5.32% and .27% (annualized) for the period 1/1/89 (commencement of operations) to 10/31/89.
 (6)During the periods the Advisor voluntarily waived a portion of its fees. Without such waiver, the ratios of operating expenses to average net assets and the ratios of net investment income to average net assets would have been, respectively: U.S. Government Income Fund: Class A shares - 1.23% and 5.16% for the year ended October 31, 1994, 1.20% and 5.28% for the year ended 10/31/93, 1.17% and 6.24% for the year ended 10/31/92, 1.46% and 6.93%
    for the year ended 10/31/91, 1.44% and 7.92% for the year ended 10/31/90, 1.37% and 8.15% for the year ended 10/31/89, and 1.42% and 7.51%
    (annualized) for the period from 5/6/88 (commencement of operations) to 10/31/88; Class B shares - 1.93% and 4.52% for the year ended October 31, 1994 and 1.96% and 2.96% (annualized) for the period September 2, 1993 (initial offering) to October 31, 1993 and Class C shares - 1.95% and 4.56% for the year ended October 31, 1994 and 1.96% and 3.78% (annualized) for the period September 2, 1993 (initial offering) to October 31, 1993 ; Growth and Income Fund: Class A shares - 2.32% and 2.70% for the year ended October 31, 1994, 2.18% and 2.38% for the year ended 10/31/93, and 2.98% and 1.98%
    (annualized) for the period 11/4/91 (commencement of operations) to 10/31/92, Class B shares - 2.93% and 2.07% for the year ended October 31, 1994 and 2.88% and 1.44% (annualized) for the period September 2, 1993 (initial offering) to October 31, 1993 and Class C shares 3.10% and 1.91% for the year ended October 31, 1994 and 2.87% and 1.80% (annualized) for the period 9/2/93 (initial offering) to 10/31/93; Global Equity Fund: Class A shares - 1.93% and .04% for the year ended 11/30/94, 1.91% and (.11%) for the year ended 11/30/93 and 1.84% and .64% for the year ended 11/30/92, Class B shares - 2.51% and (.45%) for the year ended 11/30/94 and 2.32% and (.82%) (annualized) for the period 9/2/93 (initial offering) to 11/30/93 and Class C shares - 2.66% and (.59%) for the year ended 11/30/94 and 2.35% and (.78%) (annualized) for the period 9/2/93 (initial offering) to 11/30/93; Global Income Fund - Class A shares -2.35% and 5.75% for the year ended 11/30/94, 2.09% and 6.34% for the year ended 11/30/93 and 1.88% and 7.89%
    (annualized) for the period 12/2/91 (commencement of operations) to 11/30/92, Class B shares - 3.12% and 5.00% for the year ended 11/30/94 and 2.88% and 3.95% (annualized) for the period 9/2/93 (initial offering) to 11/30/93 and Class C shares - 3.39% and 4.79% for the year ended 11/30/94 and 2.84% and 4.77% (annualized) for the period 9/2/93 (initial offering) to 11/30/93.
 (7)Commencement of Operations
 (8)Includes net gains (losses) on foreign currency transactions
 (9)Per share data has been retroactively restated to reflect a 200% stock dividend as of July 1, 1991.
(10)Quest for Value Fund, Inc. changed its fiscal year end to October 31 in 1987.

----------------------------------------------------------------------------

 INTRODUCTION

The Quest for Value Funds are a family of open-end mutual funds offering many different investment objectives to select from ranging from funds that invest primarily in bonds or other fixed income securities to funds that invest in common stocks of large or small companies. You can select from all of these funds in order to meet your long term investment objectives. This introduction is designed to provide an overview of the funds. More information and greater detail is provided in the remainder of this Prospectus.

WHAT ARE THE BENEFITS OF INVESTING IN QUEST FOR VALUE FUNDS? Quest for Value Funds offer the individual investor or qualified retirement plans access to professional money managers that are normally available only to investors with several millions to invest. The Quest for Value Funds are managed by Quest for Value Advisors ("Quest Advisors"), a subsidiary of Oppenheimer Capital, one of the nation's largest institutional money managers, which has been in business since 1968.

  In addition to professional money management, the Funds offer the benefit of diversification. Your investment is spread over many different securities in many different industries. Diversification is so important in reducing risk that the law requires all qualified retirement plans to diversify their investments. Professional management and diversification offers you the opportunity to improve your returns and reduce the risk that you would incur if you concentrated your investments in just a limited number of securities.

WHAT FUNDS CAN I INVEST IN? There are many Quest for Value Funds that you can choose from to meet your investment objectives. We have funds that invest in stocks, bonds or a combination of stocks and bonds, as well as funds that invest in foreign securities. See "Investment Objectives of the Funds," following this Introduction, for a description of the specific investment objectives of each of the Funds:

FUNDS INVESTING IN COMMON STOCKS
   Quest for Value Fund
   Small Capitalization Fund

FUNDS INVESTING IN STOCKS AND BONDS
   Opportunity Fund
   Growth and Income Fund

FUNDS INVESTING IN BONDS
   U.S. Government Income Fund
   Investment Quality Income Fund

FUNDS INVESTING IN FOREIGN SECURITIES
   Global Equity Fund
   Global Income Fund

  In addition, Quest for Value manages and distributes money market funds and tax-exempt funds. Ask your broker or dealer for a prospectus.

HOW CAN I PURCHASE SHARES? You can purchase shares through your broker or dealer who has a sales agreement with Quest for Value Distributors ("Quest Distributors"). The Funds offer Class A, B and C shares. Class A shares have an initial sales charge that declines for larger orders. Purchases of $1 million or more of Class A shares of the U.S. Government Income Fund and the Investment Quality Income Fund have no initial sales charge but are subject to a contingent deferred sales charge ("CDSC") if held for less than two years. Purchases of $1 million or more of Class A shares of the Quest for Value Fund, Inc., the Small Capitalization Fund, the Growth and Income Fund, the Opportunity Fund and the Global Equity Fund made on or after July 1, 1994 have no initial sales charge but are subject to a CDSC if held for less than one year; if such purchases were made before July 1, 1994 they are subject to a CDSC if held for less than two years. Class A shares are also subject to an ongoing distribution fee pursuant to the

Distribution Plan and Agreement for Class A shares ("Plan") at the following annual rates of each Fund's average daily net assets: U.S. Government Income Fund--.05%, Investment Quality Income and Growth and Income Fund--.15%, all other Funds except Global Income Fund--.25%. Each Fund's Class A Shares also pay a service fee at the annual rate of .25% of average daily net assets. Although the Global Income Fund is authorized to pay a distribution fee of .05% and a service fee of .25% under its Plan, the Board of Directors of that Fund has set a maximum fee under the Plan of .25%.

  Class B shares incur no initial sales charge but are subject to a CDSC that declines over time for shares held less than six years; Class B shares are only available to investors purchasing less than $250,000. Class B shares are also subject to an ongoing distribution fee pursuant to the Distribution Plan and Agreement for Class B shares at the annual rate of .75% of each Fund's average daily net assets and a service fee at the annual rate of .25% of average daily net assets. Class B shares will automatically convert to Class A shares of the same Fund eight years after the end of the calendar month in which the purchase order for such Class B shares was accepted, on the basis of the relative net asset values of the two classes, subject to the terms described under "Conversion of Class B Shares," p. 20.

  Class C shares incur no initial sales charge but are subject to a CDSC for shares held less than one year. Class C shares of each Fund are subject to an ongoing distribution fee pursuant to the Distribution Plan and Agreement for Class C shares at the annual rate of .75% of each Fund's average daily net assets and a service fee at the annual rate of .25% of average daily net assets.

  In determining which class of shares to purchase, investors should consider whether during the anticipated life of their investment in a Fund the accumulated distribution fees and deferred sales charges on Class B or C shares would be more or less than the amount of the initial sales charges and distribution fees paid on Class A shares held for the same amount of time. Investors who qualify for significantly reduced sales charges for Class A shares or who expect to hold their investment for an extended period of time might find the initial sales charge alternative preferable. However, because the initial sales charge is deducted at the time of purchase, investors should consider the extent to which any return might otherwise be realized on the additional funds invested under the deferred sales charge alternative and weigh such consideration against the higher per share return of Class A shares afforded by the lower distribution fees of such shares. Other investors might determine it more advantageous to have all their funds invested initially, although they would be subject to higher ongoing distribution fees and, possibly, a CDSC.

ARE THERE SPECIAL SALES CHARGES FOR QUALIFIED RETIREMENT PLANS? The Funds offer qualified retirement plans several different ways of buying shares at reduced sales charges. Class A shares offer a special lower sales charge structure based on the number of eligible employees in the plan, and do not have a sales charge for sales over $1,000,000 or for retirement plans covering at least 50 employees. Class B shares currently are not being offered to non-qualified retirement plans and qualified retirement plans under Internal Revenue Code Sections 401(a), 401(k), 403(b) and 457 but are being offered to qualified retirement plans under Internal Revenue Code Section 408(a). The CDSC is waived for certain benefit payments from these plans. See "Exemptions from Class A, B and C CDSC" p. 21. Your broker or dealer can help you establish an IRA, 401(k), 403(b) or pension and profit sharing plan using the Quest for Value Funds.

HOW DO I GET MONEY OUT OF A FUND? You can receive periodic income dividends. Some of our Funds distribute income monthly, some quarterly and some for which income is not a primary goal, annually. You can establish a withdrawal plan that will send you a set amount or percentage of your account on a regular basis.

  You can redeem shares through your broker or dealer or through Quest Distributors directly. Some of the Funds offer the ability to redeem shares by writing a check on the shares in your account. For convenience, you can also redeem shares by telephone. When you redeem shares you will receive the value of the shares that are redeemed (less any applicable CDSC). This value can be more or less than your purchase price depending on the results of the investments that the fund holds. A check will be mailed to you for your redemption (or the proceeds wired to your bank) on the day after a redemption request is received.

WHERE CAN I GET INFORMATION ABOUT MY INVESTMENT? The Funds send all shareholders an annual and semi-annual report. The annual report contains information about the Funds' investment management strategies and performance; you can receive a copy of this report from your broker or dealer or from the Fund free of charge. You will receive a confirmation from the Funds' transfer agent, State Street Bank and Trust Company, after every transaction (purchase, redemption, exchange or distribution). The confirmation will show you the number of shares that you own. You can determine the value of your shares by looking up the price in the mutual fund pages of most daily newspapers. You can also get current information from your broker or dealer or by calling the Fund at 800-232-FUND (800-232-3863).

WHAT ARE THE RISKS OF INVESTING IN MUTUAL FUNDS? The Funds are not fixed investments and their net asset values will fluctuate because the values of the securities that they own will fluctuate. On redemption the value of your shares may be more or less than your investment. See "Risk Factors."

---------------------------------------------

 INVESTMENT OBJECTIVES OF THE FUNDS

Quest Advisors manages the Funds in accordance with their investment objectives described below. Quest Advisors' equity investment policy is overseen by George Long, Managing Director and Chief Investment Officer for Oppenheimer Capital, the parent of Quest Advisors. Mr. Long has been with Oppenheimer Capital since 1982. Fixed income investment policy is overseen by Robert J. Bluestone, Managing Director and Director of Fixed Income Management for Oppenheimer Capital. Mr. Bluestone has been with the firm since 1986.

QUEST FOR VALUE FUND seeks capital appreciation through investment in securities (primarily equity securities) of companies believed by Quest Advisors to be undervalued in the marketplace in relation to factors such as the companies' assets, earnings, growth potential and cash flows. For the purposes of this Prospectus the term equity securities is defined as common stocks and preferred stocks; bonds, debentures and notes convertible into common stocks; and depository receipts for such securities. Investments of the Quest for Value Fund are managed by Eileen Rominger, Managing Director of Oppenheimer Capital. She has been portfolio manager and Vice President of this Fund since 1989. Ms. Rominger has been an analyst and portfolio manager at Oppenheimer Capital since 1981.

SMALL CAPITALIZATION FUND seeks capital appreciation through investments in a diversified portfolio which under normal conditions will have at least 65% of its assets invested in equity securities of companies with market capitalizations under $1 billion. The Fund's investment approach will attempt to identify securities of companies whose prices are favorable in relation to their book values and/or sales and securities of companies which have limited operating leverage (relatively stable business with below average sensitivity to changes in the general economy) and/or limited financial leverage (a ratio of debt to assets, or cost of debt service to income, which is meaningfully below those of their competitors). The Small Capitalization Fund is managed by Jenny Beth Jones, Senior Vice President of Oppenheimer Capital, and Louis Goldstein, Vice President of Oppenheimer Capital . Ms. Jones has been portfolio manager and Vice President of this Fund since 1990. Previously Ms. Jones was a portfolio manager and analyst with Mutual of America. Mr. Goldstein has been portfolio manager of the Fund since January 3, 1995. He has been a security analyst with Oppenheimer Capital since 1991. From 1988 to 1991 he was a security analyst with David J. Greene & Co.

U.S. GOVERNMENT INCOME FUND seeks to provide shareholders with a high level of current income together with protection of capital by investing exclusively in debt obligations, including mortgage-backed securities, issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"), and in related futures, options and repurchase agreements. The Fund will attempt to enhance its income and reduce the impact of changing interest rates on the value of its shares by engaging in options and financial futures transactions. Such transactions will tend to limit opportunities for appreciation during periods of declining interest rates. The average maturity of the Fund's investments will vary based on market conditions. It is estimated that the average dollar weighted maturity of the Fund will be between five and ten years. The U.S. Government Income Fund is managed by Vikki Hanges, Vice President of Oppenheimer Capital. Ms. Hanges has been portfolio manager and Vice President of this Fund since 1993. Ms. Hanges assisted with the management of Quest Cash Reserves, Inc., a money market fund with five portfolios managed by Quest Advisors, from 1987 through 1992. Ms. Hanges has been on the fixed income trading desk at Oppenheimer Capital since 1982. Howard Potter, President and Chief Executive of New Castle Advisers, Inc., advises the Fund on investment strategies for options and financial futures. From 1986-1991 he was a Vice President in the Fixed Income Department at Oppenheimer & Co., Inc. ("Opco") and while Opco acted as subadvisor to this Fund from 1988 to 1991, Mr. Potter was responsible for advising this Fund regarding options and financial futures.

INVESTMENT QUALITY INCOME FUND seeks to provide shareholders with as high a level of current income as is consistent with conservation of principal through a portfolio consisting primarily of fixed income obligations. Under normal conditions, at least 80% of the Fund's assets will be invested in corporate bonds, U.S. government securities and/or mortgage backed debt securities rated A or better by Moody's Investor Services Inc. (Moody's) or Standard & Poors Corporation ("S&P"), or, if unrated, considered to be of comparable quality by Quest Advisors. The Fund may invest up to 20% of its assets in the lowest category of investment-grade corporate bonds, those which are rated Baa3 by Moody's or BBB - by S&P or, if unrated, considered to be of comparable quality by Quest Advisors. The term bonds includes debentures but does not include bills, commercial paper or notes. The average maturity of the Fund's investments will vary based on market conditions. It is anticipated, however, that the average dollar weighted maturity of the Fund will be greater than 20 years. The Investment Quality Income Fund is managed by George H. Tilghman, Jr., Vice President of Oppenheimer Capital. Mr. Tilghman has been responsible for the management of this fund's portfolio since its inception. He was named Vice President of the

Fund in 1993. He was previously a fixed income portfolio manager in International Investment Management at Brown Brothers Harriman & Co.

OPPORTUNITY FUND seeks growth of capital over time through investments in a diversified portfolio of common stocks, bonds and cash equivalents, the proportions of which will vary based upon management's assessment of the relative values of each investment under prevailing market conditions. The Fund's portfolio will normally be invested primarily in common stocks and securities convertible into common stock. During periods when common stocks appear to be overvalued and when value differentials are such that fixed-income obligations appear to present meaningful capital growth opportunities relative to common stocks or pending investment in securities with capital growth opportunities, up to 50% or more of the Fund's assets may be invested in bonds and other fixed-income obligations. This may include cash equivalents which do not generate capital appreciation. The bonds in which the Fund invests will be limited to U.S. government obligations, mortgage-backed securities, investment-grade corporate debt obligations and unrated obligations, including those of foreign issuers, which management believes to be of comparable quality. The investments of the Opportunity Fund are managed by Richard J. Glasebrook II, Managing Director of Oppenheimer Capital. Mr. Glasebrook has been portfolio manager and Vice President of this Fund since 1991. Previously, he was a Partner with Delafield Asset Management where he served as a portfolio manager and analyst.

GROWTH AND INCOME FUND seeks to achieve a combination of growth of capital and investment income with growth of capital as the primary objective, by investing in securities that are believed by Quest Advisors to be undervalued in the marketplace and to offer the possibility of increased value. The Fund invests in marketable securities traded on national securities exchanges and in the over-the-counter market. Ordinarily, the Fund invests its assets in common stocks (with emphasis on dividend paying stocks), preferred stocks, securities convertible into common stock, and debt securities. The Fund may invest in lower-quality, high-yielding convertible debt securities and other debt securities and currently intends to limit its investments in these securities to up to 25% of its assets. See "Risk Factors." By focusing its purchases of equity securities on those issued by mature companies which it believes to be under-valued, the Fund seeks to achieve both its objectives of obtaining capital appreciation as well as income from dividends. The Fund's purchases of convertible securities similarly affords it the potential of capital growth through the conversion option and greater investment income prior to conversion. The Fund's purchases of debt securities furthers the objective of investment income and offers potential for capital appreciation in an economic environment of declining interest rates or as a result of improved issuer credit quality. It is anticipated that the Fund, as a result of its investment approach, will be less volatile than the market in general. The Growth and Income Fund is managed by Colin Glinsman, Vice President of Oppenheimer Capital. Mr. Glinsman has been portfolio manager and Vice President of this Fund since 1992. Since 1991, Mr. Glinsman has assisted with the management of the Quest for Value Dual Purpose Fund, Inc., a closed-end mutual fund managed by Quest Advisors, and has been a securities analyst with Oppenheimer Capital since 1989. He was previously an investment banker with Prudential Securities and Morgan Grenfell, and qualified as a certified public accountant while with Coopers & Lybrand.

GLOBAL EQUITY FUND seeks long-term capital appreciation through pursuit of a global investment strategy primarily involving equity securities. The Fund may invest anywhere in the world with no requirement that any specific percentage of its assets be committed to any given country. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities in at least three different countries, one of which may be the United States. Opportunities for capital appreciation may also be presented by debt securities. The Fund may invest up to 35% of its total assets in debt obligations with remaining maturities of one year or more of U.S. or foreign corporate, governmental or bank issuers. It is the present intention of the Fund, although not a fundamental policy, not to invest more than 5% of its total assets in debt securities rated below investment-grade. Domestic investments of this Fund are managed by Richard J. Glasebrook II, Managing Director of Oppenheimer Capital. Mr. Glasebrook has been portfolio manager and Vice President and of this Fund since 1991. Effective January 1, 1994, the Fund's investments in foreign securities are managed by Pierre Daviron, President and Chief Investment Officer of Oppenheimer Capital International, a division of Oppenheimer Capital created in 1993. Mr. Daviron was named portfolio manager and Vice President of this Fund in 1993. Previously, he was Chairman and Chief Executive Officer at Indosuez Gartmore Asset Management, a division of Banque Indosuez, Paris, France. Prior thereto he was a Managing Director in Mergers and Acquisitions at J.P. Morgan.

GLOBAL INCOME FUND seeks investment income as its primary objective, with capital appreciation as a secondary objective through a non-diversified portfolio. The Fund invests primarily in investment-grade debt securities of foreign and domestic corporations and foreign governments, or their agencies and instrumentalities, and in U.S. government securities. Generally, the debt securities in which the Global Income Fund will invest will be those believed by Quest Advisors to offer potential for capital appreciation in addition to investment income, because of such factors as anticipated changes in the comparative level of interest rates in different countries or anticipated improvements in the issuer's credit rating. Under normal circumstances the Fund will invest at least 65% of its total assets in the securities of issuers located in not less than three different countries, one of which may be the United States. The Fund may also invest in preferred stocks, securities convertible into common stock and short-term money market instruments. Investments in preferred stocks and securities convertible into common stock will be limited to 10% of the total assets of the Fund at the time of purchase. The Fund may invest in lower-quality high-yielding debt securities (also known as "junk bonds") of foreign issuers which may be located in countries with "emerging markets" (as defined under "Emerging Market Countries," below). The Fund's current intention is to limit its investment in these securities to up to 35% of its net assets. See "Risk Factors" and "Investment Restrictions and Techniques." The Fund also may engage in certain transactions in options and futures. See "Risk Factors" and "Investment Restrictions and Techniques." The Fund's limitations respecting options and futures transactions, preferred stock, convertible securities, lower-rated debt securities and foreign currency are non-fundamental policies and can be changed without a vote of shareholders. It is anticipated that the average dollar weighted maturity of the Fund will be between 5 and 10 years. The Global Income Fund is managed by Richard A. Gluck, Vice President of Oppenheimer Capital. Mr. Gluck was named portfolio manager and Vice President of this Fund in 1993. He was previously a global fixed income portfolio manager with Dean Witter InterCapital and Clemente Capital.
                             ---------------------

  To provide liquidity for the purchase of new instruments and to effect redemptions of shares, the Funds typically invest a part of their assets in various types of U.S. government securities and high quality, short-term debt securities with remaining maturities of one year or less such as government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements ("money market instruments"). For temporary defensive purposes, the Funds may invest up to 100% of their assets in such securities and, in the case of the Growth and Income Fund, preferred stock. At any time that a Fund for temporary defensive purposes invests in such securities, to the extent of such investments, it is not pursuing its investment objectives. In the case of the Global Equity Fund and Global Income Fund, such money market instruments may be issued by entities organized in the U.S. or any foreign country, denominated in dollars or in the currency of any foreign country.

  In the future, each of the Quest for Value, U.S. Government Income, Growth and Income, Global Equity and Global Income Funds may endeavor to achieve its respective investment objective by investing its assets in a no-load diversified open-end management investment company which has the same portfolio manager and substantially the same investment objective as that Fund. This possible investment has been approved by shareholder vote. Shareholders will receive prior notice with respect to the commencement of any such investment.

  Except as indicated, the investment objectives and policies described above are fundamental and may not be changed without a vote of the shareholders.

---------------------------------------------

 RISK FACTORS

The value of the Funds' shares will fluctuate and on redemption the value of your shares may be more or less than your investment.

  There are two types of risk generally associated with owning equity securities: market risk and financial risk. Market risk is the risk associated with the movement of the stock market in general. Financial risk is associated with the financial condition and profitability of the underlying company. Smaller capitalization companies may experience higher growth rates and higher failure rates than do larger capitalization companies. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

  There are two types of risk associated with owning debt securities: interest rate risk and credit risk. Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities will normally decline and if interest rates fall, the value of debt securities will normally increase. All debt securities, including U.S. government securities, which are generally considered to be the most creditworthy of all debt obligations, are subject to interest rate risk. Securities with longer maturities generally will have a more pronounced reaction to interest rate changes than shorter term securities.

  Credit risk relates to the ability of the issuer to make periodic interest payments and ultimately repay principal at maturity. Bonds rated Baa3 by Moody's or BBB- by S&P, which the Quest for Value, Small Capitalization, Investment Quality Income, Opportunity, Growth and Income, Global Equity and Global Income Funds may acquire, are described by those rating agencies as having speculative elements. If a debt security is rated below investment grade by one rating agency and as investment grade by a different rating agency, Quest Advisors will make a determination as to the debt security's investment grade quality. It is the present intention of the Quest for Value, Small

Capitalization and Global Equity Funds to invest no more than 5% of their respective assets in bonds rated below Baa3 by Moody's or BBB- by S&P (commonly known as "high yield" or "junk bonds"). In the event that any of those Funds intends in the future to invest more than 5% of its assets in such bonds, appropriate disclosures will be made to existing and prospective shareholders. The Growth and Income Fund may invest up to 25% of the value of net assets in convertible debt and other debt securities rated not lower than Caa by Moody's or CCC by S&P, Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff") or, if unrated, deemed to be of comparable quality by Quest Advisors. The Global Income Fund may invest up to 35% of its net assets in lower-quality high-yielding debt securities of government and corporate issuers including securities of issuers located in emerging market countries. Such securities may be rated Ca or C by Moody's or CI or D by S&P, or if unrated, deemed to be of comparable quality in the opinion of Quest Advisors. As used in this Prospectus, an "emerging market country" is any country considered to be an emerging market country by the World Bank at the time of the Fund's investment. Such securities may be subject to higher risks and greater market fluctuations than are lower-yielding higher-rated securities. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P, Fitch or Duff are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment. Securities rated Caa by Moody's or CCC by S&P, Fitch and Duff are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal and to be of poor standing. Securities rated Ca by Moody's are speculative to a high degree; such issues are often in default or have other marked shortcomings. A security rated C by Moody's has extremely poor prospects of ever attaining any real investment standing. Securities rated CI by S&P are income bonds on which no interest is being paid, and securities rated D by S&P are in payment default. Debt obligations of issuers outside the United States and its territories are rated on substantially the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the issuer but do not take into account potential actions by the government controlling the currency of denomination which might have a negative effect on exchange rates. The Growth and Income and Global Income Funds do not intend to hold such lower-rated securities unless the opportunities for capital appreciation and income, combined, remain attractive. See the Appendix in the SAI for a more complete general description of Moody's, S&P, Fitch and Duff ratings. The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market risk of these securities. Therefore, although these ratings may be an initial criterion for selection of such investments, Quest Advisors also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Growth and Income and Global Income Funds' ability to achieve their investment objectives may be more dependent on Quest Advisors' credit analysis than might be the case for a fund that invested in higher rated securities. Once the rating of a security has been changed, the Growth and Income and

Global Income Funds will consider all circumstances deemed relevant in determining whether to continue to hold the security. The market price and yield of securities rated Ba or lower by Moody's and BB or lower by S&P, Fitch or Duff are more volatile than those of higher rated securities. Factors adversely affecting the market price and yield of these securities will adversely affect the Growth and Income or Global Income Fund's net asset value. In addition, the retail secondary market for these securities may be less liquid than that of higher rated securities; adverse market conditions could make it difficult at times for the Growth and Income and Global Income Funds to sell certain securities. The market values of certain lower rated debt securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than higher rated securities. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. Consequently, the risk associated with acquiring the securities of such issuers is greater than with higher rated securities. The Funds are not obliged to dispose of securities due to changes by the rating agencies. Although there is no minimum rating for the investments of the Quest for Value, Small Capitalization, Global Equity, or Growth and Income Funds, the Funds do not intend to invest in bonds which are in default. The Global Income Fund may invest in bonds which are in default, which could result in increased costs associated with the sale or recovery of such bonds. To the extent the Funds invest in mortgage-backed securities, they will be subject to prepayment risks. Prepayments of mortgage principal reduce the stream of future payments and generate cash which must be reinvested. Prepayments tend to increase following declines in interest rates, resulting in reinvestment in a lower interest rate environment. The ability of the Investment Quality Income Fund to generate income is limited by its policy to invest at least 80% of its assets in investment-grade securities.

  The Global Income Fund is non-diversified as that term is defined in the Investment Company Act of 1940 but intends to continue to qualify as a "regulated investment company" for Federal income tax purposes. This means generally that more than 5% of such Fund's total assets may be invested in any one issuer, but only if at the close of each fiscal quarter the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. As a non-diversified investment company, the Global Income Fund may present greater risks than diversified companies because the Fund can invest in a smaller number of issuers.

  The nature and degree of market and financial risk affecting an investment in each of the Opportunity Fund and Growth and Income Fund will depend on the relative amounts of the Fund's assets committed to equity, longer-term debt or money market securities at any particular time.

  Higher portfolio turnover can be expected to result in a higher incidence of short-term capital gains upon which taxes will be payable and will also result in correspondingly higher transaction costs. Certain of the Funds may have turnover rates of up to 250%.

ADDITIONAL RISKS OF FOREIGN SECURITIES: All Funds (except the U.S. Government Income Fund) may purchase foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the counter markets or represented by American Depository Receipts. There is no limit to the amount of such foreign securities the Funds may acquire. It will be the general practice of the Global Equity Fund to invest in foreign equity securities and the general practice of the Global Income Fund to invest in foreign debt securities. Certain factors and risks are presented by investment in foreign securities which are in addition to the usual risks inherent in domestic securities. Foreign companies are not necessarily subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements comparable to those applicable to U.S. companies. Thus, there may be less available information concerning non-U.S. issuers of securities held by a Fund than is available concerning U.S. companies. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation; income earned in the foreign nation being subject to taxation, including withholding taxes on interest and dividends (see "Tax Status"), or other taxes imposed with respect to investments in the foreign nation; limitations on the removal of securities, property or other assets of a fund; difficulties in pursuing legal remedies and obtaining judgments in foreign courts, or political or social instability or diplomatic developments which could affect U.S. investments in those countries. For a description of the risks of possible losses through holding of securities in foreign custodian banks and depositories, see "Risk Factors and Special Considerations" in the SAI.

  Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Non-U.S. stock exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S. and commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. transactions. In addition, there may in certain instances be delays in the settlement of non-U.S. stock exchange transactions. Certain countries restrict foreign investments in their securities markets. These restrictions may limit or preclude investment in certain countries, industries or market sectors, or may increase the cost of investing in securities of particular companies. Purchasing the shares of investment companies which invest in securities of a given country may be the only or the most efficient way to invest in that country. This may require the payment of a premium above the net asset value of such investment companies and the return will be reduced by the operating expenses of those investment companies.

  A decline in the value of the U.S. dollar against the value of any particular currency will cause an increase in the U.S. dollar value of a Fund's holdings denominated in such currency. Conversely, a decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency. Some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets which could adversely affect a Fund. The Funds do not intend to speculate in foreign currency in connection with the purchase or sale of securities on a foreign securities exchange but may enter into foreign currency contracts to hedge their foreign currency exposure. While those transactions may minimize the impact of currency appreciation and depreciation, the Funds will bear a cost for entering into the transaction and such transactions do not protect against a decline in the security's value relative to other securities denominated in that currency.

  The Global Equity Fund may invest its assets in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or Global Depository Receipts ("GDRs") which are U.S. dollar-denominated receipts that represent and may be converted into the underlying foreign security. ADRs, GDRs or EDRs are issued by persons other than the underlying issuer, typically a domestic bank or trust company. Issuers of the stock of ADRs, EDRs or GDRs sponsored by banks or trust companies are not obligated to disclose material information in the United States and therefore, there may not be a correlation between such information and the market value of such ADRs, GDRs or EDRs.

EMERGING MARKET COUNTRIES: Certain developing countries may have relatively unstable governments, economies based on only a few industries that are dependent upon international trade and reduced secondary market liquidity. Foreign investment in certain emerging market countries is restricted or controlled in varying degrees. In the past, securities in these countries have experienced greater price movement, both positive and negative, than securities of companies located in developed countries. Lower-rated high-yielding emerging market securities may be considered to have speculative elements.

SOVEREIGN DEBT OBLIGATIONS: The Global Income Fund and the Global Equity Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including those located in emerging market countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of emerging market countries may involve a high degree of risk and may be in default or present the risk of default. Certain emerging market countries have historically experienced, and may continue to experience, high inflation and interest rates, large fluctuations in exchange rates, large amounts of external debt, trade difficulties and extreme poverty and unemployment. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due. In the event of a default, the Funds may have limited legal recourse against the issuer or guarantor. Remedies must in some cases be pursued in the courts of the defaulting party itself and the ability of holders of foreign government debt securities to obtain recourse may depend on the political climate in the relevant country. No assurance can be given that the holders of commercial bank debt will not contest payments to holders of other sovereign debt obligations in the event of a default under their commercial bank loan agreements.

EASTERN EUROPE: The Global Equity Fund presently intends not to invest more than 5% of its net assets in companies located in Eastern European countries, but may invest in companies located outside of such countries which conduct business in such countries.

OPTIONS AND FUTURES: Different uses of futures and options have different risk and return characteristics. Generally, selling futures contracts, purchasing put options and writing call options are strategies designed to protect against falling security prices and can limit potential gains if prices rise. Purchasing futures contracts, purchasing call options and writing put options are strategies whose returns tend to rise and fall together with securities prices and can cause losses if prices fall. If securities prices remain unchanged over time, option writing strategies tend to be profitable while option buying strategies tend to be unprofitable. The U.S. Government Income Fund will write covered put and call options on U.S. Government securities to generate additional income through the receipt of options premiums. CURRENTLY, EACH OF THE U.S. GOVERNMENT INCOME, INVESTMENT QUALITY INCOME, GLOBAL INCOME, GLOBAL EQUITY, GROWTH AND INCOME, SMALL CAPITALIZATION AND QUEST FOR VALUE FUNDS INTEND TO ENGAGE ONLY IN FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS OR OPTIONS ON STOCK INDEXES FOR BONA FIDE HEDGING OR OTHER NON-SPECULATIVE PURPOSES. The Global Income Fund may also write covered call options and purchase put options. The Small Capitalization Fund may write covered call options on individual securities. The Funds will not enter into any leveraged futures transactions.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS: All Funds may acquire securities subject to repurchase agreements. The Global Income Fund may enter into reverse repurchase agreements. Repurchase agreements and reverse repurchase agreements involve certain risks.

  For a further description of options and futures, repurchase agreements and reverse repurchase agreements and other investment techniques used by the Funds, see "Investment Restrictions and Techniques."

---------------------------------------------

 HOW TO BUY SHARES

The Funds offer Class A, Class B and Class C shares. Class A shares are sold with an initial sales charge that declines for larger orders. Purchases of $1 million or more of Class A shares of the U.S. Government Income Fund and the Investment Quality Income Fund are sold without an initial sales charge but are subject to a CDSC if held less than two years. Purchases of $1 million or more of Class A shares of the Quest for Value Fund, Inc., the Small Capitalization Fund, the Growth and Income Fund, the Opportunity Fund and the Global Equity Fund made on or after July 1, 1994 are sold without an initial sales charge but are subject to CDSC if held less than one year; if such purchases were made prior to July 1, 1994 they are subject to a CDSC if held for less than two years. Class B shares are sold without an initial sales charge but are subject to a CDSC if held for less than six years. Class B shares are available only to investors purchasing less than $250,000 in the aggregate and currently are not being offered to non-qualified deferred compensation plans and qualified retirement plans under Internal Revenue Code Sections 401(a), 401(k), 403(b) and 457 but are being offered to qualified retirement plans under Internal Revenue Code Section 408(a). Class C shares are sold without an initial sales charge but are subject to a CDSC if held less than one year. Each class is described below in greater detail. The different classes provide you with alternative methods of acquiring shares and you should determine which class best meets your individual needs. Dealers may be compensated at different rates for selling Class A, Class B or Class C shares.

  Your initial purchase of either Class A, B or C shares must be made through a broker or dealer having a sales agreement with Quest Distributors, an affiliate of Quest Advisors. Subsequent purchases of shares may also be made through your broker or dealer by mailing your payment to the Fund's Transfer Agent, State Street Bank and Trust Company ("State Street"), P.O. Box 8505, Boston, MA 02266. Your initial investment must be at least $1,000 and subsequent investments must be at least $250. There are no minimums for shares purchased under an Automatic Investment Plan or under employee benefit plans.

  Some investors may qualify to purchase Class A shares at net asset value without a sales charge. (See "Reduced Sales Charges--Net Asset Value Purchases," and "Additional Information--Purchases by Former Shareholders of AMA Family of Funds and Unified Funds.") Class B and C shares will not be sold to investors who qualify to purchase Class A shares at net asset value, as described on pages 20 and 38.

  Sales of all classes of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board of a Fund whenever the Board judges it to be in the best interest of the Fund to do so. Quest Distributors, in its sole discretion, may accept or reject any purchase order.

BUYING CLASS A SHARES. Purchases of Class A shares will be processed at the net asset value next determined after receipt of your purchase order, plus the applicable front-end sales charge, if any, as set forth in the following tables.

        QUEST FOR VALUE, SMALL
   CAPITALIZATION, OPPORTUNITY AND                                               U.S. GOVERNMENT INCOME,
                                                                              INVESTMENT QUALITY INCOME, AND
         GLOBAL EQUITY FUNDS                                                     GROWTH AND INCOME FUNDS
  ----------------------------------                                        ----------------------------------
                           OFFERING                                                                  OFFERING
              % OF NET      PRICE             SALES CHARGE TABLES*                      % OF NET      PRICE
  AS A % OF     ASSET     RE-ALLOWED             CLASS A SHARES             AS A % OF     ASSET     RE-ALLOWED
  OFFERING    VALUE PER   TO SELLING   -----------------------------------  OFFERING    VALUE PER   TO SELLING
    PRICE       SHARE       DEALER             AMOUNT OF PURCHASE             PRICE       SHARE       DEALER
  ---------   ---------   ----------   -----------------------------------  ---------   ---------   ----------
      5.50%       5.82%        4.75%   Less than $50,000..................      4.75%       4.99%        4.25%
      4.75%       4.99%        4.25%   $50,000 - 99,999...................      4.50%       4.71%        4.00%
      4.00%       4.17%        3.50%   $100,000 - 249,999.................      3.50%       3.63%        3.15%
      3.00%       3.09%        2.75%   $250,000 - 499,999.................      2.75%       2.85%        2.50%
      2.00%       2.04%        1.75%   $500,000 - 999,999.................      2.00%       2.04%        1.75%
     **          **          **        $1 million or more**...............     **          **          **

                                                                                    GLOBAL INCOME FUND
                                                                            ----------------------------------
                                                                                                     OFFERING
                                                                                        % OF NET      PRICE
                                                                            AS A % OF     ASSET     RE-ALLOWED
                                                                            OFFERING    VALUE PER   TO SELLING
                                               AMOUNT OF PURCHASE             PRICE       SHARE       DEALER
                                       -----------------------------------  ---------   ---------   ----------
                                       Less than $100,000.................      3.00%       3.09%        2.50%
                                       $100,000 - 249,999.................      2.50%       2.56%        2.15%
                                       $250,000 - 499,999.................      2.00%       2.04%        1.75%
                                       $500,000 - 999,999.................      1.50%       1.52%        1.25%
                                       $1 million or more.................       .75%        .76%         .65%

-------------
*The entire sales charge may be re-allowed to dealers who achieve certain levels of sales or who have rendered coordinated sales support efforts. Such dealers may be deemed to be "underwriters."

**PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE (all funds except Global
  Income Fund)
On purchases by a single purchaser aggregating $1 million or more, the investor will not pay an initial sales charge, and Quest Distributors will pay authorized dealers an amount equal to .9 of 1% of the first $2 million of such purchases, plus .8 of 1% of the next $1 million, plus .50 of 1% of the next $2 million, plus .35 of 1% on amounts over $6 million. A CDSC will be imposed on the proceeds of the redemption of shares of the U.S. Government Income Fund and the Investment Quality Income Fund purchased in amounts aggregating $1 million or more or of shares of the Quest for Value Fund, Inc., the Small Capitalization Fund, the Growth and Income Fund, the Opportunity Fund and the Global Equity Fund purchased prior to July 1, 1994 in amounts aggregating $1 million or more if they are redeemed within 24 months of the end of the calendar month of their purchase, in an amount equal to 1% if the redemption occurs within the first 12 months and equal to .5 of 1% if the redemption occurs in the next 12 months, of the lesser of (a) the net asset value of the shares at the time of purchase or
(b) the net asset value of the shares at the time of redemption. A CDSC will be imposed on the proceeds of the redemption of shares of the Quest for Value Fund, the Small Capitalization Fund, the Growth and Income Fund, the Opportunity Fund and the Global Equity Fund purchased on or after July 1, 1994 in amounts aggregating $1 million or more if they are redeemed within 12 months of the end of the calendar month of their purchase in an amount equal to 1% of the lesser of (a) the net asset value of the shares at the time of purchase or (b) the

[LOGO]                                                       GENERAL APPLICATION
            QUEST FOR VALUE FAMILY OF FUNDS
            ATTN: SHAREHOLDER SERVICES
            CHURCH STREET STATION
            P.O. BOX 3567
            NEW YORK, NY 10008-3567
            (800) 232-FUND (3863)
--------------------------------------------------------------------------------
1.
FUND SELECTION

             BE SURE TO CONSULT THE FUND'S PROSPECTUS UNDER "HOW TO PURCHASE SHARES" FOR DETAILS REGARDING SALES CHARGES, RIGHTS OF ACCUMULATION, LETTERS OF INTENT, AND MINIMUM PURCHASE REQUIREMENTS.

             CONFIRMED PURCHASE INFORMATION
             TRADE DATE __________________     TRADE AMOUNT __________________
             CONFIRM NO. _____________________________________________________

TYPES OF SHARES:      / / Class A (Front-End Sales Charge)
(CHECK ONE ONLY)      / / Class B (Contingent Deferred Sales Charge)
                      / / Class C (Level Load)

             See prospectus for details.
             Fund Selection $1,000 minimum initial investment per fund, $250.00 subsequently.

EQUITY FUNDS                             FIXED INCOME FUNDS
Quest For Value         $                Global Income                      $
                        ---------------                                     ---------------
Global Equity           $                Investment Quality Income          $
                        ---------------                                     ---------------
Growth & Income         $                US Government Income               $
                        ---------------                                     ---------------
Opportunity             $
                        ---------------
Small Capitalization    $
                        ---------------
Officer's Fund          $
                        ---------------
TAX-EXEMPT FUNDS                         MONEY MARKET FUNDS
                                         (QUEST CASH RESERVES)
California Tax-Exempt   $                General Municipal Portfolio        $
                        ---------------                                     ---------------
New York Tax-Exempt     $                Government Portfolio               $
                        ---------------                                     ---------------
National Tax-Exempt     $                Primary Portfolio                  $
                        ---------------                                     ---------------

             NOTE: For additional fund purchases, please indicate the above information on an attached separate sheet of paper.

--------------------------------------------------------------------------------
2.
ACCOUNT
REGISTRATION
AND ADDRESS

TYPE OF ACCOUNT:           / / Single Tenant    / / Partnership    / / Union
                           / / Joint Tenant     / / Corporation    / / Estate
                           / / UGMA/UTMA        / / Nominee        / / Employee
                           / / Custodian        / / Charity        / / Broker
                           / / Trust            / / Association    / / Qualified Plan
                                                                   / / Broker Directed IRA
REGISTRATION:
                           -----------------------------------------------------------------

(NAME OR TITLE)
                           -----------------------------------------------------------------

                           -----------------------------------------------------------------

                           -----------------------------------------------------------------

ADDRESS:
                           -----------------------------------------------------------------
                           Street Address

                           -----------------------------------------------------------------
                           City                                 State                                 Zip

DATE OF BIRTH              / // /-/ // /-/ // /
(if applicable)
*SOCIAL SECURITY NO.       / // // /-/ // /-/ // // // /
           OR
TAX IDENTIFICATION NO.     / // /-/ // // // // // // /
                           ON JT. ACCTS SOCIAL SECURITY # OF PRIMARY
                           ON UGMA/UTMA ACCTS SOCIAL SECURITY # OF MINOR

--------------------------------------------------------------------------------

             FOR OFFICE USE ONLY: Check $_________          Other Acct:_________
           Soc.Cd_______Dir_________Br_________Rep#_________Rep.Name____________
             Cum#_________Div___Cap___NAV___CWR_________________________________
     ExRed______Exch______Sys.Purch______Sys.Red______Addmail______Divmail______
             LOI______PROC:_________QAP_______
--------------------------------------------------------------------------------
3.
DEALER INFORMATION

             PLEASE HAVE YOUR BROKER AGENT COMPLETE THE FOLLOWING:

Firm Name                                               Rep. Name
              ----------------------------------------               ----------------------------------------
Branch Addr.                                            Rep. No.
              ----------------------------------------               ----------------------------------------
Branch No.                                              Phone No.
              ----------------------------------------               ----------------------------------------

             AUTHORIZED SIGNATURE ______________________________________________
             ___________________________________________________________________

--------------------------------------------------------------------------------
4.
BANK INFORMATION

             (PLEASE ATTACH A VOIDED CHECK)

             Bank Name _________________________________________________________
             Account No. _______________________________________________________
             ABA No. ___________________________________________________________
             Name(s) on Bank Account ___________________________________________
                             ___________________________________________________

             Type of Account ___Checking ___Savings (Passbook Savings not eligible)
--------------------------------------------------------------------------------
5.
ADDITIONAL INFORMATION REQUEST

             PLEASE CHECK BELOW IF YOU WOULD LIKE US TO SEND YOU ANY ADDITIONAL INFORMATION ABOUT OUR PRODUCTS AND PROGRAMS.

      PRODUCTS           PROGRAMS
/ / ASSET ALLOCATION     / / PLANVIEW
/ / MUTUAL FUND          / / 401K
/ / MONEY MARKET         / / LUMP SUM
/ / WRAP FEE             / / EXECUTIVE BENEFITS
/ / UNIT TRUST           / / RETIREMENT VIEW
/ / VARIABLE ANNUITY     / / ADVISORY COUNCIL
                         / / REGISTERED INVESTMENT ADVISOR

--------------------------------------------------------------------------------
6.
                                ACCOUNT OPTIONS

 / /  A.  REDUCED SALES CHARGE

 / / LOI                 I AM ENTITLED TO RECEIVE A REDUCED SALES CHARGE BECAUSE
   (LETTER OF INTENT)    I INTEND TO INVEST AT LEAST
                         $/ // // // // // // // // // // // // // // / WITHIN
                         THE REQUIRED 13 MONTH TIME PERIOD.
                         PLEASE SEE PROSPECTUS FOR DETAILS.

 / / NAV                 I AM ENTITLED TO PURCHASE SHARES AT NET ASSET VALUE,
   (NET ASSET VALUE)     WITHOUT ANY SALES CHARGE FOR THE FOLLOWING REASON:

              / / EMPLOYEE                  / / FAMILY MEMBER OF AN EMPLOYEE
              / / Current                 Name of employee _____________________
              / / Retired

              / / BROKERAGE FIRM EMPLOYEE (Firm must have a Selling Group
             Agreement)
              / / Broker      / / Broker's Asst.      / / Back Office      / /
             Other _____________________________________________________________
              / / Registered Investment Advisor

              / / NAV TRANSFER FROM ANOTHER LOAD FUND
                Name of Fund/Firm ____________________________
                Account # ____________________________________
                Amount $______________________________________

                  I AM ENTITLED TO RECEIVE A REDUCED SALES CHARGE BECAUSE
 / / ROA          THE TOTAL DOLLAR VALUE OF EXISTING ACCOUNTS HELD BY ME,
   (RIGHTS OF     MY SPOUSE, AND MINOR CHILDREN IS MORE THAN $50,000.00.
   ACCUMULATION)
                  Existing Account Numbers
                                             -------------------------
                                             -------------------------

 / /  B.  DISTRIBUTIONS  (DIVIDENDS & CAPITAL)

/ / Dividends Reinvested                       / / Capital Gains Reinvested
/ / DIVIDENDS IN CASH                          / / CAPITAL GAINS IN CASH
/ / Mail to the Address of Record              / / Wire to Bank (list bank info. in Section 4)
/ / Mail to the Dealer of Record

/ / Mail to Other  -------------------------   / / Reinvest into another Fund (complete the
(list name & addr) ------------------------    Section below)
                                               From Fund ---------------------  To Fund
                                               ---------------------
                                               ----------------------- -----------------------

 / /  C.  EXCHANGE
                 There will be a non-refundable fee of $5.00 for each exchange.
             TELEPHONE EXCHANGE WILL AUTOMATICALLY BE ESTABLISHED UNLESS YOU CHECK THIS BOX. (TELEPHONE EXCHANGE ENTITLES ANYONE WITH PERTINENT ACCOUNT INFORMATION TO EXCHANGE.)

 / /  D.  SYSTEMATIC EXCHANGE  (ADCAP: AVERAGE DOLLAR COST AVG.)
             I WISH TO ESTABLISH THE SYSTEMATIC EXCHANGE OPTION AS INDICATED BELOW.

        FROM FUND                    TO FUND                      AMOUNT                INDICATE MONTHS BELOW
                                                                                       J F M A M J J A S O N D
--------------------------  --------------------------  --------------------------
                                                                                       J F M A M J J A S O N D
--------------------------  --------------------------  --------------------------
                                                                                       J F M A M J J A S O N D
--------------------------  --------------------------  --------------------------
                                                                                       J F M A M J J A S O N D
--------------------------  --------------------------  --------------------------

             *Systematic exchanges will be processed on the 27th day of the month unless otherwise indicated here.
             PROCESS DAY ____________________

 / /  E.  REDEMPTION

             TELEPHONE REDEMPTION WILL AUTOMATICALLY BE ESTABLISHED UNLESS YOU CHECK THIS BOX. (CHECK WILL BE MADE PAYABLE TO SHAREHOLDER(S) NAMED IN SECTION 2 AND MAILED TO THE ADDRESS INDICATED IN SECTION 2 ONLY.)

 / /  F.  SYSTEMATIC REDEMPTION

             I WISH TO ESTABLISH THE SYSTEMATIC REDEMPTION OPTION AS INDICATED BELOW.

                                                                                    CHECK PAYABLE TO:
                                                                              (IF OTHER THAN YOUR ADDRESS OR
    FROM FUND             AMOUNT          INDICATE MOS. BELOW                 BANK LISTED IN SECTION 2 OR 4)
                                        J F M A M J J A S O N D
------------------  ------------------                            ------------------------------------------------------
                                        J F M A M J J A S O N D
------------------  ------------------                            ------------------------------------------------------
                                        J F M A M J J A S O N D
------------------  ------------------                            ------------------------------------------------------
                                        J F M A M J J A S O N D
------------------  ------------------                            ------------------------------------------------------

             *Option must be established 15 days prior to activation. *Systematic redemptions will be processed on the 27th day of the month unless otherwise indicated here.
             PROCESS DAY __________________

 / /  G.  SYSTEMATIC INVESTMENT

             I WISH TO ESTABLISH THE SYSTEMATIC INVESTMENT OPTION AS INDICATED BELOW.

         INVESTMENT AMOUNT              INDICATE MOS. BELOW                  PURCHASE SHARES INTO FUND NAME
                                      J F M A M J J A S O N D
------------------------------------                            ---------------------------------------------------------
                                      J F M A M J J A S O N D
------------------------------------                            ---------------------------------------------------------
                                      J F M A M J J A S O N D
------------------------------------                            ---------------------------------------------------------
                                      J F M A M J J A S O N D
------------------------------------                            ---------------------------------------------------------

             * PLEASE COMPLETE SECTION 4 WITH YOUR BANKING INFORMATION.
--------------------------------------------------------------------------------
7.
SIGNATURES

             I HAVE FULL AUTHORITY AND AM OF LEGAL AGE TO PURCHASE THESE SHARES, HAVE READ A CURRENT PROSPECTUS AND AGREE TO ITS TERMS. UNDER PENALTIES OF PERJURY, I CERTIFY (1) THAT THE SOCIAL SECURITY NUMBER ABOVE IS CORRECT AND (2) THAT THE ACCOUNT OWNER IS NOT SUBJECT TO BACK-UP WITHHOLDING BECAUSE (A) THE ACCOUNT OWNER HAS NOT BEEN NOTIFIED OF BEING SUBJECT TO BACK-UP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (B) THE I.R.S. HAS PROVIDED NOTIFICATION THAT THE ACCOUNT OWNER IS NO LONGER SUBJECT TO BACK-UP WITHHOLDING. (CROSS OUT (2) IF IT IS NOT CORRECT.) IF NO SUCH NUMBER IS SHOWN, I FURTHER CERTIFY UNDER PENALTIES OF PERJURY, THAT EITHER (A) NO SUCH NUMBER HAS BEEN ISSUED, AND A NUMBER HAS BEEN OR WILL SOON BE APPLIED FOR; IF A NUMBER IS NOT PROVIDED BY ME WITHIN SIXTY DAYS, I UNDERSTAND THAT ALL PAYMENTS (INCLUDING LIQUIDATIONS) ARE SUBJECT TO 31% WITHHOLDING UNDER FEDERAL TAX LAW, UNTIL A NUMBER IS PROVIDED; OR (B) THAT I AM NOT A CITIZEN OR RESIDENT OF THE U.S.; AND EITHER DO NOT EXPECT TO BE IN THE U.S. FOR 183 DAYS DURING EACH CALENDAR YEAR AND DO NOT CONDUCT A BUSINESS IN THE U.S. WHICH WOULD RECEIVE ANY GAIN FROM THE FUND, OR AM EXEMPT UNDER AN INCOME TAX TREATY. QUEST DISTRIBUTORS AND THE FUND'S TRANSFER AGENT WILL EMPLOY REASONABLE PROCEDURES FOR TELEPHONE REDEMPTIONS AND EXCHANGES TO CONFIRM THAT THE INSTRUCTIONS RECEIVED FROM SHAREHOLDERS OR THEIR ACCOUNT REPRESENTATIVES ARE GENUINE, AND IF THEY DO NOT, QUEST DISTRIBUTORS OR THE TRANSFER AGENT MAY BE LIABLE FOR ANY LOSSES DUE TO UNAUTHORIZED OR FRAUDULENT INSTRUCTIONS. SHAREHOLDERS WILL BE REQUIRED TO PROVIDE THEIR NAME, ADDRESS, SOCIAL SECURITY NUMBER AND OTHER IDENTIFYING INFORMATION. ACCOUNT REPRESENTATIVES MUST IDENTIFY THEMSELVES AND THEIR FIRM AND QUEST DISTRIBUTORS WILL CONFIRM THAT SUCH FIRM HAS A VALID SELLING AGREEMENT WITH QUEST DISTRIBUTORS AND THAT THE REPRESENTATIVE IS AUTHORIZED TO ACT ON BEHALF OF THE FIRM. I UNDERSTAND THAT I AND MY ACCOUNT REPRESENTATIVE WILL AUTOMATICALLY HAVE THE RIGHT TO MAKE TELEPHONE REDEMPTIONS AND EXCHANGES UNLESS I INDICATE OTHERWISE AS SET FORTH ABOVE.

---------------------------------------  ---------------------------------------
SIGNATURE                                TITLE
---------------------------------------  ---------------------------------------
SIGNATURE                                TITLE

                             __________________________________
                                            DATE
net asset value of the shares at the time of redemption. The CDSC will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by Quest Distributors. For the period of 13 months from the date of the sales of Class A shares of $1 million or more, the distribution fee payable by a Fund to Quest Distributors pursuant to the Fund's Distribution Plan in connection with such shares will be retained by Quest Distributors.

REDUCED SALES CHARGES: There are several ways you may qualify for reduced sales charges when buying Class A Shares. You should notify the Transfer Agent or your Dealer if you qualify.

COMBINED PURCHASE: Purchases by related accounts may be combined to determine the appropriate sales charge. Related accounts are: all accounts in your name and/or of your spouse or children under 21 years of age, all accounts of a fiduciary purchasing for a single trust, and all accounts for which a single person (e.g., investment advisor, trust department, etc.) exercises investment discretion. Qualified employee benefit trusts of an employer and its consolidated subsidiaries will be considered a single trust.

RIGHTS OF ACCUMULATION: In determining the applicable level of sales charge, the value of shares you purchase will be added to the greater of cost or market value of the Class A, B or C shares you hold of any Quest Fund, provided that any such Class A shares were purchased with a sales charge, were acquired by exchange for shares on which a sales charge was paid, or were subject to a CDSC.

LETTER OF INTENT: If you intend to purchase shares valued at $50,000 or more during a 13-month period, you may make the purchase under a Letter of Intent so that the initial shares you purchase qualify for the reduced sales charge applicable to the aggregate amount of your projected purchase. Your initial purchase must be at least 5% of the intended purchase. An appropriate number of shares will be held by the Transfer Agent to cover any sales charge due if you purchase less than the indicated amount during the 13-month period.

GROUP AND ASSOCIATION PURCHASES AND PURCHASES BY QUALIFIED RETIREMENT PLANS: The following table sets forth the applicable sales charge for purchases of Class A shares made through a single broker or dealer by qualified retirement plans including 401(k), 403(b) plans, SEP/IRA and IRA plans of a single employer, and by members of associations formed for any purpose other than the purchase of securities:

                                         AS A % OF         PERCENT OF
NUMBER OF                 AS A % OF      NET ASSET       OFFERING PRICE
 ELIGIBLE EMPLOYEES OR    OFFERING       VALUE PER        RE-ALLOWED TO
 MEMBERS                    PRICE          SHARE         SELLING DEALERS
----------------------  -------------  --------------  -------------------
9 or less.............         3.00%          3.09%              2.60%
Between 10 & 49.......         2.00%          2.04%              1.65%
50 or more............         0.00%   see "Purchases of Class A shares of
                                       $1,000,000 or more," p. 18

  Purchases made under the Group Purchase provision will qualify for the lower of the sales charge computed according to the table based on the number of eligible employees in a plan or members of an association or the sales charge level under the Rights of Accumulation described above. Purchases by retirement plans covering 50 or more employees or by associations or groups with 50 or more members shall be entitled to the sales charge waiver applicable to purchases of $1 million or more described above. In addition, purchases by 401(k) plans can qualify for this sales charge waiver if, in the opinion of Quest Distributors, the initial purchase plus projected contributions to be invested in the plan for the following 12 months will exceed $1,000,000. Individuals who qualify for reduced sales charges as members of associations, groups or eligible employees in plans as set forth in the above table may also purchase shares for their individual or custodial accounts at the same sales charge level.

NET ASSET VALUE PURCHASES: No sales charge will be applied to the following transactions in Class A shares: purchases by persons who for the prior 90 days have been directors, trustees, officers or full-time employees of any of the Funds distributed by Quest Distributors, or of Quest Advisors, Quest Distributors, or of their affiliates, their relatives or any trust, pension, profit sharing or other benefit plan for any of them; purchases by any account advised by Oppenheimer Capital, the parent of Quest Advisors, or by persons who are directors or trustees of such accounts; purchases made with the proceeds of maturing principal of any Quest Unit Investment Laddered Trust Series ("QUILTS"); purchases by an employee of a broker-dealer or bank having a dealer or agency agreement pertaining to Fund shares; purchases by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and charge an account management fee and which are held in a fiduciary, agency, advisory, custodial or similar capacity; purchases by registered investment advisors for their clients for whom they charge an account management fee; accounts opened for shareholders by dealers where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than Quest Distributors if such redemption has occurred no more than 60 days prior to the purchase of shares of the Funds and the shareholder paid an initial sales charge or a contingent deferred sales charge on the redeemed account. Shares sold at net asset value will be included in the asset base upon which payments under a Fund's Distribution Plan and Agreement are determined. The CDSC does not apply to purchases of Class A shares at net asset value described herein.

BUYING CLASS B SHARES. Purchases of Class B shares will be processed at the net asset value next determined after receipt of your purchase order for less than $250,000. While not subject to a front-end sales charge, Class B shares may be subject to a CDSC upon redemption. Dealers who sell Class B shares are paid a commission by Quest Distributors equal to 4.00% of the purchase price of the shares. CLASS B SHARES CURRENTLY ARE NOT BEING OFFERED TO NON-QUALIFIED DEFERRED COMPENSATION PLANS AND QUALIFIED RETIREMENT PLANS UNDER INTERNAL REVENUE CODE SECTIONS 401(a), 401(k), 403(b) AND 457 BUT ARE BEING OFFERED TO QUALIFIED RETIREMENT PLANS UNDER INTERNAL REVENUE CODE SECTION 408(a).

  If Class B Shares of any Fund are redeemed within six years after the end of the calendar month in which a purchase order for Class B shares was accepted, a CDSC will be imposed by applying the appropriate percentage indicated below to the lesser of: (1) the net asset value of such shares at the time of purchase or
(2) the net asset value of such shares at the time of redemption. The CDSC will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by Quest Distributors. The CDSC to be imposed on such share redemptions will be assessed according to the following schedule:

       YEARS SINCE PURCHASE            APPLICABLE CLASS B
        ORDER OF LESS THAN             CONTINGENT DEFERRED
       $250,000 WAS ACCEPTED              SALES CHARGE
-----------------------------------  -----------------------
Up to one year.....................              5.00%
One year or more but less than 2
 years.............................              4.00%
Two years or more but less than 4
 years.............................              3.00%
Four years or more but less than 5
 years.............................              2.00%
Five years or more but less than 6
 years.............................              1.00%
6 or more years....................              None

CONVERSION OF CLASS B SHARES. Class B shares will automatically convert to Class A shares of the same Fund eight years after the end of the calendar month in which the purchase order for Class B shares was accepted, on the basis of the relative net asset values of the two classes and subject to the following terms:
Class B shares acquired through the reinvestment of dividends and distributions ("reinvested Class B shares") will be converted to Class A shares on a pro-rata basis only when Class B shares not acquired through reinvestment of dividends or distributions ("purchased Class B shares") are converted. The portion of reinvested Class B shares to be converted will be determined by the ratio that the purchased Class B shares eligible for conversion bear to the total amount of purchased Class B shares in the shareholder's account. For the purposes of calculating the holding period, Class B shares will be deemed to have been issued on the sooner of: (a) the date on which the issuance of Class B shares occurred, or (b) for Class B shares obtained by an exchange or series of exchanges, the date on which the issuance of the original Class B shares occurred. This conversion to Class A shares will relieve Class B shares that have been outstanding for at least eight years (a period of time sufficient for Quest Distributors to have been compensated for distribution expenses related to such Class B shares) from the higher ongoing distribution fee paid by Class B shares. Only Class B shares have this conversion feature. Conversion of Class B shares to Class A shares is contingent on the continuing availability of a private letter revenue ruling from the Internal Revenue Service affirming that such conversion does not constitute a taxable event for the shareholder under the Internal Revenue Code. If such revenue ruling or an opinion of counsel is no longer available, conversion of Class B shares to Class A shares would have to be suspended, and Class B shares would continue to be subject to the Class B distribution fee until redeemed.

BUYING CLASS C SHARES. Purchases of Class C shares will be processed at the net asset value next determined after receipt of your purchase order. Class C shares are not subject to a front-end sales charge, but may be subject to a CDSC upon redemption. Dealers who sell Class C shares are paid a commission by Quest Distributors equal to .85% of the purchase price of the shares.

  If Class C shares are redeemed within one year after the end of the calendar month in which a purchase order for Class C shares was accepted, a CDSC of 1.00% would be imposed on the lesser of (1) the net asset value of such shares at the time of purchase or (2) the net asset value of such shares at the time of redemption. The CDSC will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by Quest Distributors.

EXEMPTIONS FROM CLASS A, B AND C CDSC. No CDSC will be imposed when a shareholder redeems Class A, B or C shares in the following instances: (a) shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the net asset value per share;
(b) shares acquired through reinvestment of income dividends or capital gains distributions; (c) shares acquired by exchange from any Quest Fund, other than a money market fund, where the exchanged shares would not have been subject to a CDSC upon redemption; and (d) Class A shares of the U.S. Government Income Fund or the Investment Quality Income Fund purchased in the amount of $1 million or more held for more than 24 months, Class A shares of the Quest for Value Fund, Inc., the Small Capitalization Fund, the Growth and Income Fund, the Opportunity Fund and Global Equity Fund purchased in the amount of $1 million or more prior to July 1, 1994 held for more than 24 months and Class A shares purchased in the amount of $1 million or more on or after July 1, 1994 if held for more than 12 months, Class B shares held for more than six years or Class C shares held for more than one year from the end of the calendar month in which the purchase order was accepted.

PURCHASES PRIOR TO MARCH 6, 1995. The CDSC does not apply to purchases of Class A shares at net asset value described under "Net Asset Value Purchases" above and will be waived in the case of redemptions of Class A, B or C shares purchased prior to March 6, 1995 in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code ("IRC") or from custodial accounts under IRC Section 403(b)(7), individual retirement accounts under IRC Section 408(a), deferred compensation plans under IRC section 457 and other employee benefit plans ("plans"), and returns of excess contributions made to these plans, (ii) withdrawals under an automatic withdrawal plan where the annual withdrawal does not exceed 10% of the opening value of the account (only for Class B and C shares); and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum.

PURCHASES ON OR AFTER MARCH 6, 1995. The CDSC will be waived in the case of redemptions of Class A, B or C shares purchased on or after March 6, 1995 in connection with 1) distributions to participants or beneficiaries from individual retirement accounts under Section 408(a) of the IRC, and retirement plans under Section 401(a), 401(k), 403(b) and 457 of the IRC, which distributions are made either (a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the IRC) of the participant or beneficiary; 2) returns of excess contributions to such retirement plans; 3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
4) withdrawals under an automatic withdrawal plan where the annual withdrawals do not exceed 10% of the opening value of the account (only for Class B and C shares); and 5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum. A shareholder will be credited with any CDSC paid in connection with the redemption of any Class A, B or C shares if within 90 days after such redemption, the proceeds are invested in the same Class of shares in the same and/or another Quest Fund.

  In determining whether the Class A, B or C CDSC is payable, it will be assumed that shares not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased. No CDSC will be imposed on exchanges to purchase shares of another Quest Fund although a CDSC will be imposed on shares of the acquired Quest Fund purchased by exchange of shares subject to a CDSC if the acquired shares are then redeemed within 24 months if the exchanged shares were Class A Shares (12 months with respect to Class A shares of the Quest for Value Fund, Inc., the Small Capitalization Fund, the Growth and Income Fund, the Opportunity Fund, or the Global Equity Fund purchased on or after July 1, 1994), six years if the exchanged shares were Class B Shares or one year if the exchanged shares were Class C shares of the end of the calendar month in which the exchanged shares were purchased.

SPECIAL FIDUCIARY RELATIONSHIPS. The CDSC will not apply with respect to purchases of Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of the Employee Retirement Income Security Act and regulations thereunder. If such dealer agrees to the reimbursement provision described below, no sales charge will be imposed on sales of $1,000,000 or more and Quest Distributors will pay to the selling dealer a commission described above in "Purchases of Class A Shares of $1 Million or More."

  For the period of 13 months from the date of the sales referred to in the above paragraph, the distribution fee payable by a Fund to Quest Distributors pursuant to the Fund's Distribution Plan in connection with such shares will be retained by Quest Distributors. In the event of a redemption of any such shares within 24 months of purchase, the selling dealer will reimburse Quest Distributors for the amount of commission paid less the amount of the distribution fee with respect to such shares.

PURCHASES BY STRATEGIC ALLIANCES. The CDSC will not apply with respect to purchases of Class A shares by participants in qualified retirement plans that are part of strategic alliances. No sales charge will be imposed on such purchases and Quest Distributors will pay to the selling dealer a commission described above in "Purchases of Class A Shares of $1 Million or More." For the period of 13 months from the date of such sales, the distribution fee payable by a Fund to Quest Distributors pursuant to the Fund's Distribution Plan in connection with such shares will be retained by Quest Distributors.

OTHER DEALER COMPENSATION. Quest Distributors will provide additional compensation to dealers in connection with sales of shares of the Funds and other mutual funds distributed by Quest Distributors ("Quest Funds") including promotional gifts (which may include gift certificates, dinners and other items), financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns. In some instances, these incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of shares. If a registered representative of a securities dealer sells more than $500,000 or $1 million (net of redemptions) of any open-end investment company distributed by Quest Distributors and managed by Quest Advisors other than Quest Cash Reserves, Inc. in the 1995 calendar year, the dealer firm is eligible to send the representative and a guest to a sales conference at a luxury resort; individual sales of Class A shares in the amount of $1 million or more that are purchased at net asset value and sales of Class C shares will count as one-half their amount for determining eligibility.

---------------------------------------------

 DETERMINING NET ASSET VALUE

The value of shares is determined by adding up the value of all security holdings and other assets of the Fund, deducting the value of the liabilities, and dividing the result by the number of shares outstanding. The value of a Fund's portfolio securities and other assets is based on market values determined by procedures established by the Board of the Fund. Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price or, if there has been no sale that day, at the last bid price. Debt and equity securities actively traded in the over-the-counter market but not designated as national market system securities are valued at the most recent bid price. Valuations may be provided by a pricing service or from independent securities dealers. Short-term investments with remaining maturities of less than 60 days are valued at amortized cost so long as the Board determines in good faith that such method reflects fair value. Other securities are valued by methods that the Board of a Fund believes accurately reflect fair value. The calculation is made at the close of the regular trading session ("Close") of the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) each day the NYSE is open. The value that is calculated is known as the net asset value per share, which will fluctuate daily. Although the legal rights of Class A, B and C shares are identical, the different expenses borne by each class may result in differing net asset values and dividends for each Class.

  Generally, trading in foreign securities is substantially completed each day at various times prior to the Close of the NYSE. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the Close of the NYSE. If events materially affecting the value of such securities and exchange rates occur between the time of such determination and/or the Close of the NYSE, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Board. See "Determination of Net Asset Value" in the SAIs.
---------------------------------------------

 HOW TO REDEEM SHARES

You may redeem shares on any day the Funds are open for business--normally when the New York Stock Exchange ("NYSE") is open--using the Procedures described below. See "Determination of Net Asset Value" in the SAI for the days on which the NYSE will be closed.

DEALER REDEMPTION: Your redemption requests may be handled by your securities dealer who is responsible for providing the necessary documentation to the Transfer Agent and who may impose a charge for its services. Requests received by your dealer prior to the Close of the NYSE and transmitted to the Transfer Agent by its close of business that day will receive that day's net asset value per share.

REGULAR REDEMPTION: You may send a redemption request by mail to the Transfer Agent and will receive the net asset value of the shares being redeemed which is next determined after your request is received in "good form". "Good form" means the request is signed in the name in which the account is registered and the signature is guaranteed by an eligible guarantor. Eligible guarantors include member firms of a national securities exchange, banks, savings associations and credit unions, as defined by the Federal Deposit Insurance Act. Special requirements may exist for corporations, trusts and similar accounts. If you hold stock certificates, you should call the Transfer Agent for instructions on the appropriate redemption procedure.

EXPEDITED REDEMPTIONS: You and your account representative will automatically receive the ability to redeem or exchange shares by telephone unless you indicate otherwise on the application. You may also authorize certain other expedited redemption procedures. BY TELEPHONE (minimum $1,000). The proceeds of redemption will either be mailed to you or wired to the account of any bank that is a member of the Federal Reserve wire system. This account must be designated on your application. If you change the bank account, you must let us know in writing with a signature guarantee. BY AUTOMATIC WITHDRAWAL PLAN (minimum $50). If your account has a value of at least $5,000 you may arrange an automatic withdrawal plan so that the amount you specify (minimum $50) will be sent to you on a monthly or quarterly basis. Dividends and distributions on your shares must be reinvested. BY CHECK DRAFT (U.S. Government Income Fund only--$250 minimum). A service fee of $10 is imposed for drafts under $250. Your checks are drafts drawn on State Street. When your draft is presented, State Street as your agent redeems a sufficient number of whole and fractional shares to cover the amount of the draft. You cannot close out your account by check redemption, because your shares continue to earn dividends and fluctuate in value until the draft is presented.

  Your redemption proceeds, from which any applicable CDSC will have been deducted, will normally be mailed or wired the day after your redemption is processed. Payments for redemption of shares that you purchased by check may be delayed until the check has cleared, which may take up to 15 days. To avoid this collection period, you can wire federal funds to pay for purchases.

REINSTATEMENT PRIVILEGE: If you reinvest in a Quest Fund within 60 days of redemption, you will be reinstated as a shareholder with the same privileges regarding the non-payment of sales charges that apply to exchanges. You may exercise this privilege only once each calendar year. The redemption may produce a gain or loss for tax purposes.

  The Funds may suspend redemption procedures and postpone redemption payments during any period when the NYSE is closed other than for customary weekend or holiday closing or the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement. The Funds reserve the right to redeem your account if its value is less than $500 due to redemptions. Your Fund will give you 30 days' notice to increase your account value to at least $500. Redemption proceeds will be mailed.
---------------------------------------------

 EXCHANGING SHARES

An exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes.

  Your exchange will be processed at the net asset value next determined after the Transfer Agent receives your exchange request. A service fee (currently $5) will be charged for administrative services in connection with an exchange. You will receive a prospectus along with your confirmation if you exchange into a Fund not offered in this Prospectus. The exchange feature may be modified or discontinued at any time, upon notice to shareholders in accordance with applicable rules adopted by the Securities and Exchange Commission ("SEC"). Your exchange may be processed only if the shares of the fund to be acquired are eligible for sale in your state and if the amount of your transaction meets the minimum requirements for that fund. The exchange privilege is only available in states in which it may be legally offered.

EXCHANGES OF CLASS A SHARES: You may exchange your Class A shares for Class A shares of any mutual fund (except as described below with respect to exchanges from the Global Income Fund) distributed by Quest Distributors ("Quest Fund") and for shares of Quest Cash Reserves, Inc. ("QCR"), a single-class money market fund with five different portfolios. You need not pay any sales charge differential between Quest Funds on the exchange of Class A shares purchased with a front-end sales charge if:
1. You have held the shares being exchanged for at least 31 days;
2. The shares being exchanged were acquired through the reinvestment of dividends or distributions; or
3. The shares being exchanged were themselves the proceeds of an exchange from a fund with the same or higher sales charge.

  If you exchange Class A shares of the Global Income Fund into another Quest Fund within six months of your purchase of Class A shares of the Global Income Fund, you will have to pay the difference between the sales charge paid on your purchase of Class A shares of the Global Income Fund and the sales charge that would have been charged if you had originally purchased Class A shares of the Fund into which you are exchanging.

EXCHANGES OF CLASS B SHARES: Class B shares of all Quest Funds are exchangeable for Class B shares of any other Quest Fund. Class B shares of any Quest Fund cannot be exchanged for Class A or C shares of any Quest Fund.

EXCHANGES OF CLASS C SHARES: Class C shares of all Quest Funds are exchangeable for Class C shares of any other Quest Fund. Class C shares of any Quest Fund cannot be exchanged for Class A or B shares of any Quest Fund.

  Because excessive trading (including short-term "market timing" trading) can hurt a Fund's performance, each Fund may refuse any exchange orders (1) if they appear to be market-timing transactions involving significant portions of a Fund's assets or (2) from any shareholder account if the shareholder or his or her broker-dealer has been advised that previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including those with the same taxpayer ID number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose.

                             ---------------------

  Quest Distributors and the Fund's transfer agent will employ reasonable procedures for telephone redemptions and exchanges to confirm that the instructions received from shareholders or their account representatives are genuine, and if they do not, Quest Distributors or the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions. Shareholders will be required to provide their name, address, social security number and other identifying information. Account representatives must identify themselves and their firm and Quest Distributors will confirm that such firm has a valid selling agreement with Quest Distributors and that the representative is authorized to act on behalf of the firm.

  IF YOU HAVE ANY QUESTIONS ON EXCHANGE OR REDEMPTION PROCEDURES, CALL YOUR DEALER OR OUR TRANSFER AGENT.

---------------------------------------------

 INVESTMENT RESTRICTIONS AND TECHNIQUES

The Funds are subject to certain investment restrictions which are fundamental policies changeable only by shareholder vote. The restrictions in a, b and c below do not apply to U.S. government securities. The restrictions apply to each Fund unless otherwise noted. A Fund may not (except that in the future the Quest for Value, U.S. Government Income, the Growth and Income, the Global Income and the Global Equity Funds may invest all or part of their respective assets in an open-end management investment company with substantially the same respective investment objective and restrictions): (a) Purchase more than 10% of the voting securities of any one issuer (for Global Equity, Global Income and Growth and Income only with respect to 75% of their respective total assets; except that to comply with a state's securities laws, Global Income has adopted this restriction with respect to 100% of its total assets, although this restriction is not a fundamental policy of the Global Income Fund); (b) Purchase more than 10% of any class of security of any issuer, with all outstanding debt securities and all preferred stock of an issuer each being considered as one class (all Funds except Global Equity, Global Income and Growth and Income); (c) Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, a Fund may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by the Fund for investment purposes (for this purpose, a foreign government is considered an industry). Concentration of investment in securities of one issuer may tend to increase a Fund's financial risk (See "Risk Factors," p. 12);(d) Borrow money in excess of: 10% of the value of the Fund's total assets in the case of the Small Capitalization, U.S. Government Income, Investment Quality Income and Opportunity Funds;

33 1/3% of the value of the Fund's total assets in the case of the Quest for Value, Global Equity, Global Income and Growth and Income Funds; each Fund (except for Quest for Value Fund) may borrow only from banks and only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5% of the total assets; Quest for Value Fund may, but has no present intention to, borrow for leveraging purposes; (e) Invest more than 10% of the Fund's total assets in illiquid securities (15% for Quest for Value Fund, the Growth and Income Fund, the Global Income Fund and the Global Equity Fund), including securities for which there is no readily available market, repurchase agreements which have a maturity of longer than seven days, securities subject to legal or contractual restrictions and certain over-the-counter options (it is the opinion of the Wisconsin Securities Commission that investments in restricted securities in excess of 5% of a Fund's total assets may be considered a speculative activity and therefore involve greater risk and increase the Fund's expenses; to comply with Wisconsin's securities laws, all Funds except Global Income have agreed to limit investments in restricted securities to 5% of their respective total assets, although the restriction is not a fundamental policy of such Funds); and (f) Invest more than 5% (15% for Quest for Value Fund) of the Fund's total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. (This restriction is not a fundamental policy of each of the Global Equity, Global Income or Growth and Income Funds, but was adopted to comply with a state's securities laws). Notwithstanding investment restriction (e) above, the Funds each may purchase securities which are not registered under the Securities Act of 1933 ("1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Directors or Quest Advisors, acting under guidelines approved and monitored by the Board, which has the ultimate responsibility for any determination regarding liquidity, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in each of the Funds during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a relatively recent development and it is not possible to predict how this market will develop. The Board will carefully monitor any investments by each of the Funds in these securities. Other investment restrictions are described in the SAIs.

  The investment techniques or instruments described below are used for investment programs of the Funds.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS: All Funds may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Fund acquires a debt security for a relatively short period (usually for one day and very seldom for more than one week) subject to an obligation of the seller to repurchase (and the Fund's obligation to resell) the security at an agreed-upon higher price, thereby establishing a fixed investment return during the holding period. Pending such repurchase, the seller of the instrument maintains securities as collateral equal in market value to the repurchase price.

  In the event a seller defaulted on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a seller's bankruptcy, a Fund might be delayed in, or prevented from, selling the collateral for the Fund's benefit. Each Fund's Board of Directors/ Trustees has established procedures, which are periodically reviewed by the Board, pursuant to which Quest Advisors will monitor the creditworthiness of the dealers and banks with which the Funds enter into repurchase agreement transactions.

  The Global Income Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed date and price. At the time the Global Income Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high grade securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline more than or appreciate less than the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreements may effectively be restricted pending such decisions. Reverse repurchase agreements create leverage, a speculative factor, and will be considered borrowings for purposes of the Global Income Fund's limitation on borrowing.

LOANS OF PORTFOLIO SECURITIES: All Funds may lend portfolio securities if collateral (cash, U.S. Government or agency obligations or letters of credit) securing such loans is maintained daily in an amount at least equal to the market value of the securities loaned and if the Funds do not incur any fees (except transaction fees of the custodian bank) in connection with such loans. A Fund may call the loan at any time on five days' notice and reacquire the loaned securities. The Fund would receive the cash equivalent of the interest or dividends paid by the issuer on the securities loan and would have the right to receive the interest on investment of the cash collateral in short-term debt instruments. A portion of either or both kinds of such interest may be paid to the borrower of such securities. The Fund would continue to retain any voting rights with respect to the securities. The value of the securities loaned, if any, is not expected to exceed 10% of the value of the total assets of Quest for Value, Small Capitalization, Opportunity or Investment Quality Income Funds and 33 1/3% of the value of the total assets of U.S. Government Income, Global Equity, Global Income or Growth and Income Funds. There is a risk that the borrower of the securities may default and the Funds may have difficulty in reacquiring the loaned securities.

BRADY BONDS. The Global Income Fund and the Global Equity Fund may purchase Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring their sovereign debt. Brady Bonds are debt securities issued under the Brady Plan, a mechanism whereby debtor nations can restructure their indebtedness by negotiating with lenders and exchanging existing commercial bank debt for Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The Brady Plan only sets forth general guidelines for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. Brady Bonds have been issued only recently and consequently do not have a long payment history. The principal of certain Brady Bonds has been collateralized by Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. In addition, the first two or three interest payments on certain Brady Bonds may be collateralized by cash or securities agreed upon by creditors. See "Risk Factors and Special Considerations" in the SAI for a more complete description of Brady Bonds.

MORTGAGE-BACKED SECURITIES: The U.S. Government Income, Investment Quality Income, Opportunity, Growth and Income and Global Income Funds may invest in a type of mortgage-backed security known as modified pass-through certificates. Each certificate evidences an interest in a specific pool of mortgages that have been grouped together for sale and provides investors with payments of interest and principal. The issuer of modified pass-through certificates guarantees the payment of the principal and interest whether or not the issuer has collected such amounts on the underlying mortgage.

  The average life of these securities varies with the maturities of the underlying mortgage instruments (generally up to 30 years) and with the extent of prepayments or the mortgages themselves. Any such prepayments are passed through to the certificate holder, reducing the stream of future payments. Prepayments tend to rise in periods of falling interest rates, decreasing the average life of the certificate and generating cash which must be invested in a lower interest rate environment. This could also limit the appreciation potential of the certificates when compared to similar debt obligations which may not be paid down at will, and could cause losses on certificates purchased at a premium or gains on certificates purchased at a discount. Government National Mortgage Association ("Ginnie Mae") certificates represent pools of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veteran's Administration. The guarantee of payments under these certificates is backed by the full faith and credit of the United States. Federal National Mortgage Association ("Fannie Mae") is a government-sponsored corporation owned entirely by private stockholders. The guarantee of payments under these instruments is that of Fannie Mae only. They are not backed by the full faith and credit of the United States but the U.S. Treasury may extend credit to Fannie Mae through discretionary purchases of its securities. The U.S. Government has no obligation to assume the liabilities of Fannie Mae. Federal Home Loan Mortgage Corp. ("Freddie Mac") is a corporate instrumentality of the United States government whose stock is owned by the Federal Home Loan Banks. Certificates issued by Freddie Mac represent interest in mortgages from its portfolio. Freddie Mac guarantees payments under its certificates but this guarantee is not backed by the full faith and credit of the United States and Freddie Mac does not have authority to borrow from the U.S. Treasury.

  The coupon rate of these instruments is lower than the interest rate on the underlying mortgages by the amount of fees paid to the issuing agencies, usually approximately 1/2 of 1%. It is not anticipated that the Funds' investments will have any particular maturity. Mortgage-backed securities, due to the scheduled periodic repayment of principal, and the possibility of accelerated repayment of underlying mortgage obligations, fluctuate in value in a different manner than other, non-redeemable debt securities. The U.S. Government Income, Investment Quality Income, Opportunity, Growth and Income and Global Income Funds also may invest in "collateralized mortgage obligations" ("CMO's") which are debt obligations secured by mortgage-backed securities where the investor looks only to the issuer of the security for payment of principal and interest.

OPTIONS AND FUTURES: The U.S. Government Income Fund may buy and sell futures contracts and options, write covered put and call options on U.S. government securities to generate additional income, purchase put and call options to close-out or off-set options it has written and to hedge its investments against changes in value or as a temporary substitute for purchases or sales of actual securities. The U.S. Government Income Fund also may purchase put and call options on financial futures and write put and call options on such contracts. The Global Income Fund may write covered call options and the Global Equity and Global Income Funds may purchase and sell financial futures contracts (including bond futures contracts and index futures contracts), foreign currency forward contracts, foreign currency futures contracts, options on futures contracts and options on currencies. In addition, the Global Income Fund is authorized to write covered put options but does not presently intend to do so. The Quest for Value, Small Capitalization and Growth and Income Funds may buy and sell options on stock indexes, futures contracts and options on futures to hedge their investments against changes in value or as a temporary substitute for purchases or sales of actual securities. The Small Capitalization Fund may write covered call options on individual securities. The Investment Quality Income Fund may purchase or sell financial futures contracts and options on such contracts for similar purposes. When each such Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is not fully invested ("anticipatory hedge"). Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. A Fund may sell futures contracts in anticipation of or in a general market or market sector decline or increase in interest rates that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that a Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and by so doing, provide an alternative to the liquidation of securities positions in the Fund with attendant transaction costs. All options purchased or sold by a Fund will be traded on a U.S. or foreign commodities exchange or will result from separate, privately negotiated transactions with a primary government securities dealer recognized by the Board of Governors of the Federal Reserve System or with other broker-dealers approved by the Fund's Board. Options on securities, futures contracts and options on futures contracts that are traded on foreign exchanges are subject to the risk of governmental action affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by
(i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (v) lesser trading volume and (vi) in certain circumstances, currency fluctuations. In addition, the Small Capitalization Fund may write covered call options on individual securities.

  So long as Commodities Futures Trading Commission rules so require, a Fund will not enter into any financial futures or options contract unless such transactions are for bona-fide hedging purposes or for other purposes only if the aggregate initial margins and premiums required to establish such non-hedging positions would not exceed 5% of the liquidation value of the Fund's total assets. A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities or other liquid high-grade debt securities in a segregated account with its custodian. A put option written by a Fund is "covered" if the Fund maintains cash, U.S. Government securities or other liquid high-grade debt securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. As a result, the Fund forgoes the opportunity of trading the segregated assets or writing calls against those assets. There may not be a complete correlation between the price of options or futures and the market prices of the underlying securities. The Fund may lose the ability to profit from an increase in the market value of the underlying securities or may lose its premium payment. If due to a lack of a market the Fund could not effect a closing purchase transaction with respect to an OTC option, it would have to hold the callable securities until the call lapsed or was exercised.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FIRM COMMITMENTS: All Funds may purchase securities on a "when-issued" or "delayed delivery" basis or may either purchase or sell securities on a "firm commitment basis", whereby the price is fixed at the time of commitment but delivery and payment may be as much as a month or more later. The underlying securities are subject to market fluctuations and no interest accrues prior to delivery of the securities.

RIGHTS AND WARRANTS (GLOBAL EQUITY, GLOBAL INCOME AND GROWTH AND INCOME
FUNDS): Each of these Funds may invest up to 5% of its total assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. The 5% limitation is not a fundamental policy for the Global Equity and Global Income Funds.

---------------------------------------------

 DIVIDENDS AND DISTRIBUTIONS

The U.S. Government Income, Investment Quality Income and Global Income
Funds declare dividends of their net investment income, consisting of interest earned less estimated expenses, on a daily basis. These dividends are paid monthly. You are entitled to receive the dividend declared on the day after the Transfer Agent receives payment for your shares of these funds. Dividends from net investment income are declared and paid quarterly for the Growth and Income Fund. The Quest for Value, Small Capitalization, Opportunity and Global Equity Funds declare and pay dividends from net investment income on an annual basis following the end of their fiscal years (October 31, except for the Global Equity and Global Income Funds, which is November 30). The Funds may at times make payments from sources other than income or net capital gains. Payments from such sources would, in effect, represent a return of each shareholder's investment. All or a portion of such payments would not be taxable to shareholders.

  Distributions from net long-term capital gains, if any, for all Funds normally are declared and paid annually, subsequent to the end of their respective fiscal years. Distributions from net short-term capital gains, if any, for the U.S. Government Income Fund will be made quarterly and for all other Funds will be made annually. Short-term capital gains include the gains from the disposition of securities held less than one year, a portion of the premiums from expired put and call options written by a Fund and net gains from closing transactions with respect to such options. If required by tax laws to avoid excise or other taxes, dividends and/or capital gains distributions may be made more frequently.

  Dividends paid by any Fund with respect to Class A, B and C shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day, with each class bearing its own distribution and other class-related expenses. Accordingly, the higher distribution fees paid by Class B and C shares and the higher resulting expense ratio will cause such shares to be paid lower per share dividends than those paid on Class A shares. However, a Class B or C shareholder will receive more shares at the time of purchase than a Class A shareholder investing the same dollar amount since no sales charge is deducted from the amount invested in Class B or C shares.

REINVESTMENT OPTIONS: You can receive your dividends and capital gains distributions either in cash or in additional Fund shares without a sales charge. You will be subject to tax on such distributions. See the SAI for a description of how to change your election.
---------------------------------------------

 TAX STATUS

The Funds intend to qualify for taxation as regulated investment companies under the provisions of Subchapter M of the Internal Revenue Code. As such, the Funds will not be taxed on their net investment income or net realized capital gains, if any, to the extent they have been distributed to their shareholders. Distributions from the Funds' income and short-term capital gains are taxed as ordinary income while long-term capital gains distributions by the Fund are taxed to you as long-term capital gains, regardless of how long you have held your shares. While tax treatment varies from state to state, some portion of the dividends of the U.S. Government Income Fund should be exempt from income taxes in most states depending, in part, on the percentage of income that is derived from direct U.S. Government obligations. The U.S. Government Income Fund will send you its best information on the tax status of dividends under the laws of each state and will provide information regarding the source (including the percentage of income derived from direct U.S. Government obligations) of all its dividends and distributions. For purposes of Federal income tax, futures contracts and certain options, if any, held by the Funds at the end of their respective fiscal years generally will be treated as having been sold at market value. As a general rule any gain or loss on such contracts will be treated as 60% long-term and 40% short-term. See the SAI for more detail on the tax aspects of Hedging Instruments. Dividends will qualify for the dividends received deduction for corporations only to the extent of a Fund's qualifying dividend income. Since the income received by the U.S. Government Income, Investment Quality Income and Global Income Funds will be derived from interest income rather than dividend income, their dividends normally will not qualify for this deduction. Shortly after the end of each calendar year, the Funds will send you a statement of the amount and nature of net income and capital gains. Dividends, interest and gains on foreign securities may give rise to withholding and other taxes imposed by foreign countries, reducing the amount distributable to you. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Global Equity and Global Income Funds may each qualify to make an election to allow you either to claim United States foreign tax credits with respect to such foreign taxes withheld or paid, or to deduct such amounts as an itemized deduction on your tax return. This would increase your taxable income (in addition to income you actually received) by the amount of such taxes and these Funds would not be able to deduct such taxes in computing their taxable income.

  The above information is a summary of the tax treatment that will be applied to a Fund and its distributions. You should contact your tax adviser, particularly in connection with state and local taxes.
---------------------------------------------

 INVESTMENT MANAGEMENT AGREEMENT

The day-to-day management of the Funds is the responsibility of Quest
Advisors, operating under the supervision of the Board of Directors or Trustees of each Fund. Quest Advisors is a majority-owned subsidiary of Oppenheimer Capital, a registered investment advisor, whose employees perform all investment advisory services provided to the Funds by Quest Advisors. For its services each Fund is authorized to pay Quest Advisors a monthly fee at the following annual rates, based on each Fund's daily net assets: Quest for Value, Small Capitalization and Opportunity-- 1.00%; Growth and Income--.85%; Global Equity--
 .75%; U.S. Government Income and Investment Quality Income--.60%; and Global Income--.50%. The fees paid by the Quest for Value, Small Capitalization, Opportunity and Growth and Income Funds are higher than that paid by most other investment companies. The fee of the Global Equity Fund combined with the administration fee described below, is also higher than that paid by most other investment companies. Each of the Funds except Quest for Value, Global Income and Global Equity also reimburses Quest Advisors on a cost basis for bookkeeping and accounting services performed on behalf of each Fund. The U.S. Government Income Fund, the Small Capitalization Fund, the Opportunity Fund, the Investment Quality Income Fund and the Growth and Income Fund have retained State Street Bank and Trust Company ("State Street"), the custodian of each of the Funds, to calculate the net asset value of each class of the Fund's shares and prepare the Fund's books and records. State Street also performs such services for the Quest for Value Fund, the Global Income Fund and the Global Equity Fund but the fees for such services are paid by Quest Advisors.

  Pursuant to Administration Agreements with the Global Equity and Global Income Funds, Quest Advisors provides administrative services and manages the business affairs of each Fund. Such services include maintenance of the Fund's books and records, monitoring the activities of entities providing services to the Fund, furnishing office space, facilities, equipment, clerical help and bookkeeping and legal services required in the conduct of the Fund's business, including the preparation of proxy statements and reports filed with federal and state securities commissions (except to the extent that the participation of independent accountants and attorneys is, in the opinion of Quest Advisors, necessary or desirable). Quest Advisors bears the cost of telephone service, heat, light, power and other utilities provided to the Fund. For these services, the Fund pays Quest Advisors a fee at the annual rate of .25% of average daily net assets of the respective Fund.

  Each Fund is responsible for bearing certain expenses attributable to the Fund but not to a particular class ("Fund Expenses"), including deferred organization expenses; taxes; registration fees; typesetting of prospectuses and financial reports required for distribution to shareholders; brokerage commissions; fees and related expenses of trustees or directors who are not interested persons; legal, accounting and audit expenses;

custodian fees; insurance premiums; and trade association dues. Fund Expenses will be allocated based on the total net assets of each class.

  Each class of shares of each Fund will also be responsible for certain expenses attributable only to that class ("Class Expenses"). These Class Expenses may include distribution and service fees, transfer and shareholder servicing agent fees, professional fees, printing and postage expenses for materials distributed to current shareholders, state registration fees and shareholder meeting expenses. Such items are considered Class Expenses provided such fees and expenses relate solely to such Class.

  A portion of printing expenses, such as typesetting costs, will be divided equally among the Funds, while other printing expenses, such as the number of copies printed, will be considered Class Expenses.

  Quest Advisors will assume expenses of each class of the Funds in the event that aggregate ordinary operating expenses incurred in any fiscal year exceed the most restrictive expense limitations imposed upon the Funds in states in which shares are then eligible for sale. Currently the most restrictive expense limitation, which excludes certain distribution fees from operating expenses, is 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1 1/2% of the remaining average net assets. Quest Advisors has agreed to limit Fund Expenses (as defined above) of the Growth and Income and Global Income Funds so that annualized operating Fund Expenses, exclusive of Class Expenses (as defined above), do not exceed 1.50% and 1.45%, respectively, of each Fund's average daily net assets; this expense limitations are voluntary and may be discontinued at any time. Quest Advisors may make additional waivers of its management fee and/or assume Fund expenses on a voluntary basis.

  Quest Advisors has retained New Castle Advisers Inc. ("New Castle") as the Subadvisor for the U.S. Government Income Fund pursuant to an agreement with Quest Advisors whereby New Castle provides advice and assistance in connection with the options and financial futures investments of the U.S. Government Income Fund. New Castle, a registered investment advisor, maintains an office at 1 Barker Avenue, White Plains, New York, and has been in business since 1991. Howard Potter is the President and Chief Executive Officer of New Castle and is the sole stockholder. Prior to establishing New Castle, Mr. Potter was the individual responsible for developing investment strategies for options and financial futures for Oppenheimer & Co., Inc, subadvisor to the U.S. Government Income Fund from April 29, 1988 to November 1, 1991. Quest Advisors will pay New Castle 20% of the advisory fee paid by the U.S. Government Income Fund to the Advisor, subject to certain reimbursements. There is no additional cost to the U.S. Government Income Fund from this agreement.

  Prior to January 1, 1994, Quest Advisors had retained Clay Finlay Inc. (formerly Globe Finlay Inc.) as the Subadvisor for the Global Equity Fund pursuant to an agreement with Quest Advisors whereby Clay Finlay had the primary responsibility for selecting non-U.S. securities, subject to the overall review of Quest Advisors. This agreement was terminated effective December 31, 1993 and management of the non-U.S. portion of the Fund's portfolio was assumed by Quest Advisors.

  Oppenheimer Financial Corp., a holding company holds a 33% interest in Oppenheimer Capital, a registered investment advisor, and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Oppenheimer Financial Corp. is the sole general partner, owns the remaining 67% interest. Oppenheimer Capital has operated as an investment advisor since 1968.

---------------------------------------------

 DISTRIBUTION PLAN

Each Class of shares of each Fund has adopted a Distribution Plan and Agreement (the "Plan(s)") pursuant to Rule 12b-1 adopted under the Investment Company Act of 1940. Under the Plans, Class A, B and C shares of each of the Funds are authorized to pay Quest Distributors a distribution fee for expenses incurred in connection with the distribution of shares of the Fund and for shareholder servicing.

CLASS A SHARES. Class A shares of each Fund pay Quest Distributors a distribution fee at the following annual rates of each Fund's average daily net assets: U.S. Government Income Fund--.05%, Investment Quality Income and Growth and Income Fund--.15%, all other Funds except Global Income Fund --.25%. Each Fund's Class A Shares also pay a service fee at the annual rate of .25% of average daily net assets. Although the Global Income Fund is authorized under its Plan to pay a distribution fee of .05% and a service fee of .25%, the Board of Directors of the Global Income Fund has set a maximum fee under the Plan of
 .25%.

CLASS B AND C SHARES. Class B and C shares of each Fund pay Quest Distributors a distribution fee at the annual rate of .75% of each Fund's average daily net assets. Class B and C shares of each Fund will also pay a service fee at the annual rate of .25% of each Fund's average daily net assets. The Class B Plans were amended and restated in December 1994, without changing the fees each Fund pays to Quest Distributors under such Plans, to reflect the intention of Quest Distributors to assign its right to payments under the Plans in order to finance Quest Distributors' costs in distributing Plan B Shares.

USE OF DISTRIBUTION AND SERVICE FEES. All or a portion of the distribution fees paid by either Class A, B or C shares may be used by Quest Distributors to pay costs of printing reports and prospectuses for potential investors and all or a portion of the distribution and/or service fees may be paid to broker-dealers or others for the provision of personal continuing services to shareholders, including such matters as responding to shareholder inquiries concerning the status of their accounts and assistance in account maintenance matters such as changes in address. Payments under the Plan are not limited to amounts actually paid or expenses actually incurred by Quest Distributors but cannot exceed the maximum rate set by the Plan or by the Board. It is, therefore, possible that Quest Distributors may realize a profit in a particular year as a result of these payments. The Plans have the effect of increasing the Funds' expenses from what they otherwise would be. The Board of each Fund reviews that Fund's distribution payments and may reduce or eliminate the fee at any time without further obligation of the Fund. Investors should understand that the purpose and function of the distribution fee and CDSC applicable to Class B and C shares are the same as the sales charge and distribution fee applicable to Class A shares, i.e., to compensate Quest Distributors for expenses incurred in distributing shares of the Funds. The SAIs contain more information about the Investment Management Agreement and the Plans.

---------------------------------------------

 PORTFOLIO TRANSACTIONS AND TURNOVER

Quest Advisors may select its affiliate Oppenheimer & Co., Inc. ("Opco"), a registered broker-dealer to execute transactions for the Funds, provided that the commissions, fees or other remuneration received by Opco are reasonable and fair compared to those paid to other brokers in connection with comparable transactions. When selecting broker-dealers other than Opco,

Quest Advisors may consider their record of sales of shares of the Funds. (For a further discussion of portfolio trading, see the SAIs, "Investment Objectives, Policies and Restrictions"). Although Quest Advisors cannot accurately predict a Fund's annual turnover rate, it is anticipated that the Small Capitalization, Global Equity and Growth and Income Funds each will have an annual turnover rate (excluding turnover of securities having a maturity of one year or less) of 100% or less and that the U.S. Government Income, Opportunity, Investment Quality Income and Global Income Funds each will have an annual turnover rate of 250% or less. For the year ended October 31, 1994, the annual turnover rate of the Growth and Income Fund was 113%, which was higher than anticipated, as a result of asset allocation shifts made in reaction to interest rate changes and the overall market outlook. To the extent that higher portfolio turnover increases capital gains, more taxes will be payable. See "Tax Status".
---------------------------------------------

 ADDITIONAL INFORMATION

ORGANIZATION OF THE FUNDS. The Small Capitalization, U.S. Government
Income, Investment Quality Income, Opportunity and Growth and Income Funds are portfolios of Quest for Value Family of Funds (the "Trust"), an open-end management investment company organized as a Massachusetts business trust on April 17, 1987. The Trust's other portfolios are National Tax-Exempt, California Tax-Exempt and New York Tax-Exempt Funds and the Officers Fund. The Trust may establish additional portfolios which may have different investment objectives from those stated in this prospectus. Quest for Value Fund, Inc. and Quest for Value Global Equity Fund, Inc. are each open-end diversified management investment companies organized as Maryland corporations. Global Income Fund, an open-end non-diversified management investment company, is a portfolio of Quest for Value Global Funds, Inc., a company organized as a Maryland corporation.

  None of the Funds is required to hold annual shareholder meetings, although special meetings may be called for a specific Fund or group of Funds as a whole as required by applicable law or as requested in writing by holders of 10% or more of the outstanding shares of the Fund for the purpose of voting upon the question of removal of a director or trustee. Each Fund will assist shareholders in communicating with one another in connection with such a meeting. For matters affecting only one portfolio of Quest for Value Family of Funds or Quest for Value Global Funds, Inc., only the shareholders of that portfolio are entitled to vote. For matters affecting all the portfolios, but affecting them differently, separate votes by portfolio are required. No stock certificates will be issued unless specifically requested in writing.

  Under Massachusetts law shareholders of the Trust could, in certain circumstances, be held personally liable as partners for obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and its portfolios and requires that notice of such disclaimer be given in each instrument entered into or executed by the Trust on behalf of its portfolios. The Declaration of Trust also provides indemnification out of the Trust's property for any shareholder held personally liable for any of the obligations of the Trust. Thus, the risk of loss to a shareholder from being held personally liable for the obligations of the Trust is limited to the unlikely circumstance in which the Trust would be unable to meet its obligations. There is a remote possibility that one Fund might become liable for a misstatement in this Prospectus about another Fund.

  Each class of shares represents identical interests in the applicable Fund's investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to the: (a) designation of each class, (b) effect of the respective sales charges, if any, for each class, (c) distribution fees borne by each class, (d) expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class and (f) exchange privilege of each class.

PERFORMANCE INFORMATION: From time to time the Funds may advertise yield and total return figures, based on historical earnings. The figures are not intended to indicate future performance. "Yield" is calculated by dividing the net investment income for the stated period (exclusive of gains, if any, from options and financial futures transactions) by the value, at maximum offering price on the last day of the period, of the average number of shares entitled to receive dividends during the period. The yield formula assumes that net investment income is earned at a constant rate and reinvested semi-annually. "Total Return" refers to the average annual compounded rates of return over some representative period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, after giving effect to the reinvestment of all dividends and distributions and deductions of expenses during the period. A Fund also may advertise its total return over different periods of time by means of aggregate, average, year by year or other types of total return figures. In addition, reference in advertisements may be made to ratings and rankings among similar funds by independent evaluators such as Lipper Analytical Services, Inc. or Morningstar and the performance of the Funds may be compared to recognized indices of market performance. Performance data will be computed separately for each Class of shares in accordance with formulas specified by the SEC.

POSSIBLE CONFLICTS OF INTEREST BETWEEN CLASSES. The Boards of the Funds have determined that currently no conflict of interest exists between Class A, B and/or C shares of any Fund. On an ongoing basis, the Boards shall monitor the Funds for the existence of any material conflicts between the interests of the classes of outstanding shares. The Boards shall take such action as is reasonably necessary to eliminate any such conflicts that may develop, up to and including establishing a new Fund.

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT. The custodian of the assets, transfer agent and shareholder servicing agent for the Funds is State Street Bank and Trust Company, whose principal business address is P.O. Box 8505, Boston, MA 02266. Cash balances of the Funds with the Custodian in excess of $100,000 are unprotected by Federal deposit insurance. Such uninsured balances may at times be substantial.

SHAREHOLDER INQUIRIES. You may telephone 1-800-232-FUND for inquiries concerning the Funds, including purchase and sale of shares of the Funds, as well as inquiries concerning dividends and account statements. If you prefer, you may write to Quest for Value Shareholder Services, P.O. Box 3567, Church Street Station, New York, NY, 10277-1296. Written inquiries concerning management and investment policies of the Funds may be directed to Quest for Value Advisors, One World Financial Center, New York, New York 10281.

SHAREHOLDER REPORTS. To reduce expenses, only one copy of financial reports will be mailed to your household, even if you have more than one account in the particular fund. If you wish to receive additional copies of financial reports, please call 1-800-232-FUND.

SHAREHOLDER SERVICING AGENT FOR CERTAIN SHAREHOLDERS. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, L.P. who acquire shares of any Quest Fund, and for former shareholders of the Unified Funds and Liquid Green Trusts, accounts which participated or participate in a retirement plan for which Unified Investment Advisers, Inc. or an affiliate acts as custodian or trustee, accounts which have a Money Manager brokerage account, and other accounts for which Unified Management Corporation is the dealer of record.

SPECIAL ARRANGEMENTS FOR FORMER SHAREHOLDERS OF AMA FAMILY OF FUNDS AND UNIFIED
FUNDS:

PURCHASES BY FORMER SHAREHOLDERS OF AMA FAMILY OF FUNDS. All shareholders of the AMA Family of Funds who acquired shares of any Quest Funds pursuant to the combination of a Quest Fund with a portfolio of the AMA Family of Funds who were shareholders of the AMA Family of Funds on February 28, 1991, are able to make future purchases of any of the Funds at net asset value without a sales charge, provided they continuously own shares of a Quest Fund.

PURCHASES BY FORMER SHAREHOLDERS OF THE UNIFIED FUNDS. Shareholders who acquired shares of any Quest Fund pursuant to the combination of several Quest Funds (including the Growth and Income and Quest for Value Funds) with portfolios of the Unified Funds are able to make future purchases of any Quest Fund at net asset value without a sales charge, provided that such shareholders continuously own shares of a Quest Fund subsequent to their acquisition of shares of a Quest Fund in the above described transactions.

REDEMPTIONS BY FORMER SHAREHOLDERS OF AMA FAMILY OF FUNDS AND UNIFIED
FUNDS. While they have no present intention to do so, in the event that Quest Distributors imposes a redemption fee in the future, no redemption fees will be imposed upon redemption of shares of any Quest Fund by former shareholders of the Unified Funds who are entitled to purchase shares of Quest Funds at net asset value (see Purchases by Former Shareholders of the Unified Funds, above).

EXCHANGES BY FORMER SHAREHOLDERS OF AMA FAMILY OF FUNDS AND UNIFIED FUNDS. All former shareholders of the AMA Family of Funds who acquired shares of any Quest Fund pursuant to the combination of a Quest Fund with a portfolio of the AMA Family of Funds who were shareholders of the AMA Family of Funds on February 28, 1991 and former shareholders of the Unified Funds who qualify to purchase shares of Quest Funds at net asset value (see Purchases by Former Shareholders of the Unified Funds), will be able to make exchanges into any other Quest Fund without a sales charge provided they continuously own shares of a Quest Fund. They will pay a service fee (currently $5) for administrative services in connection with an exchange into a non-money market fund.

                        APPLICATION TERMS AND CONDITIONS

IMPORTANT INFORMATION ABOUT TAXPAYER IDENTIFICATION NUMBERS. Because of important changes made to the Internal Revenue Code, we must be certain that we have a record of your correct Social Security Number or other taxpayer identification number. If you have not certified that you have provided us with the correct number, your account will be subject to special Federal income tax withholding (called "backup withholding"); the law will then require us to withhold 31% of each taxable dividend or capital gain distribution paid to you in cash or reinvested in your account and will require us to withhold 31% of any redemption. The amount withheld is paid to the Internal Revenue Service toward the amount of Federal income taxes you owe. The Funds will not return to you an amount withheld due to your failure to provide a correct certified number. In addition, you may be subject to a $50.00 I.R.S. penalty. THEREFORE, PLEASE INCLUDE YOUR CORRECT SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER ON EACH FUND APPLICATION.

  The following sets forth examples of what identification number to list:

TYPE OF ACCOUNT
REGISTRATION                         TAXPAYER NUMBER TO BE USED
-----------------------------------  -----------------------------------
Individual Account                   Social Security Number of Applicant
Joint Account                        Social Security Number of Person
                                     Reporting Tax
Custodian Account for a Minor        Social Security Number of Minor
Corporation, Partnership, Trust,     Taxpayer Identification Number
Estate, Pension, Broker, Etc.
Nonresident Alien                    None Required

LETTER OF INTENT. Shares currently owned can be applied toward completion of a Letter of Intent and will be valued at net asset value on the effective date. That value will remain as such for the life of this Letter of Intent. Only shares purchased after the effective date (which can be up to 90 days prior to signing) can qualify for the reduced offering price.

  Shares equal to 5% of the dollar amount specified in the Letter of Intent will be retained by the Transfer Agent by placing a restriction against transfer or redemption of such shares, until the total purchases equal the aggregate amount specified in the Letter, or, if the total purchases are less than such amount, until the additional sales charge is paid. At that time, the shares will be released. However, purchases of shares disposed of prior to completion of the purchase requirement under the Letter of Intent will be disregarded in determining the amount required to complete the Investment Commitment.

  If the intended investment is not completed, the purchaser must pay Quest Distributors an amount equal to the difference between the amounts paid for these purchases and the amounts that would have been paid in applicable sales charges. If the shareholder does not pay the additional amount within 20 days after written request by Quest Distributors or the Investor's broker, Quest Distributors will redeem an appropriate number of the retained shares that will realize the additional amount. Quest Distributors is hereby and irrevocably appointed attorney to give instructions to redeem any or all of such retained shares, with full power of substitution in the premises.

  The registered owner, whether or not the person who signed the Letter or purchased the shares (for example, the donee of a gift), holds the shares registered in his or her name subject to the terms of the Letter of Intent.

  Share purchases of Quest Cash Reserves, Inc. and those of other Quest funds made without a sales charge are not eligible to be included.

  A Letter Of Intent must be referred to by any broker when placing orders for the purchaser or any related parties. Quest Distributors must be notified of any change in the broker of record.

WITHDRAWAL PLAN PROVISIONS. Periodic withdrawal payments will be made by redemption of shares held in uncertificated form two business days before the end of the month. Payments will be mailed on the first business day of the next month. Redemption of shares will reduce or may even liquidate your account. For this reason, payments cannot be considered a yield or income on the Investment. Income dividends and capital gains distributions will be received in shares at net asset value. Total payout option involves payments of varying amounts. Each payment is calculated by dividing the current net asset value of the shares in the account by the number of payments remaining to the end of the period selected. Payments from the total payout option will cease at the end of the period selected and the account will be completely exhausted.

  You may terminate the Plan at any time by written notice to State Street Bank and Trust Company ("State Street"), or State Street may terminate the Plan at any time upon receiving directions to that effect from the Fund. State Street will also terminate the Plan upon receipt of evidence satisfactory to it of your death or legal incapacity. Upon termination of the Plan by you, State Street, or the Fund, shares remaining unredeemed will be held in an uncertificated account in your name, and the account will continue as a dividend-reinvestment uncertificated account unless and until proper instructions are received from you, your executor or guardian, or as otherwise appropriate.

  State Street shall incur no liability to you for any action taken or omitted by State Street in good faith. In the event that State Street shall cease to act as transfer agent for the Fund, you will be deemed to have appointed any successor transfer agent as your Agent in administering the Plan.

MISCELLANEOUS. These terms shall be construed according to the laws of the State of New York.

  The broker-dealer represented on the Application must have an effective sales agreement with Quest for Value Distributors signed by a principal of the firm. The broker further represents that it has informed the investor of the terms and conditions relating to the options elected.

  If the investor does not sign the Application, the broker represents that the form is completed in accordance with the investor's instructions and agrees to indemnify the Fund, its servicing agent, and Quest for Value for any loss or liability resulting from acting upon such instructions.

                                    APPENDIX

  The average distribution of investments in bonds by ratings as a percentage of average net assets for the Growth and Income Fund and the Global Income Fund for the fiscal year ended October 31, 1994 and November 30, 1994, respectively, calculated monthly on a dollar-weighted basis was as follows:

                                  RATED BONDS

    MOODY'S        STANDARD &
   INVESTORS         POOR'S
 SERVICE, INC.     CORPORATION                       PERCENTAGE
---------------  ---------------        -------------------------------------
                                          GROWTH AND               GLOBAL
                                         INCOME FUND            INCOME FUND
                                        --------------         --------------
      Aaa              AAA                    --                    10.2%
      Aa               AA                     --                     6.5%
       A                A                     --                     --
      Baa              BBB                    6.2%                   2.6%
      Ba               BB                     --                    17.7%
       B                B                     6.8%                   5.2%
      Caa              CCC                    4.4%                   --

            UNRATED BONDS DEEMED COMPARABLE TO THE INDICATED RATING

    MOODY'S        STANDARD &
   INVESTORS         POOR'S
 SERVICE, INC.     CORPORATION                       PERCENTAGE
---------------  ---------------        -------------------------------------
                                          GROWTH AND               GLOBAL
                                         INCOME FUND            INCOME FUND
                                        --------------         --------------
      Aaa              AAA                      0%                  15.2%
      Aa               AA                       0%                  32.2%
       A                A                       0%                     0%
      Baa              BBB                      0%                     0%
      Ba               BB                       0%                   5.6%
       B                B                       0%                   2.2%
      Caa              CCC                      0%                     0%

  The actual distribution of a Fund's corporate bond investments by rating will vary on any given date. The distribution of a Fund's investments by rating as set forth above should not be considered representative of the future composition of the Fund's portfolio.

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
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
QUEST FOR VALUE-SM- FUNDS
TWO WORLD FINANCIAL CENTER
NEW YORK, NEW YORK 10080
QUEST FOR VALUE-SM-
FUNDS

 TABLE OF CONTENTS

Summary of Fund Expenses..................          2
Financial Highlights......................          4
Introduction..............................          6
Investment Objectives of the Funds........          8
Risk Factors..............................         12
How to Buy Shares.........................         17
Determining Net Asset Value...............         23
How to Redeem Shares......................         24
Exchanging Shares.........................         25
Investment Restrictions and Techniques....         26
Dividends and Distributions...............         31
Tax Status................................         32
Investment Management Agreement...........         33
Distribution Plan.........................         35
Portfolio Transactions and Turnover.......         35
Additional Information....................         36
Application Terms and Conditions..........         39

INVESTMENT ADVISOR:
QUEST FOR VALUE ADVISORS
ONE WORLD FINANCIAL CENTER
NEW YORK, NEW YORK 10281
(800) 232-FUND

TRANSFER AGENT:
STATE STREET BANK AND TRUST COMPANY
BOSTON, MA 02266-8505

GENERAL DISTRIBUTOR:
QUEST FOR VALUE DISTRIBUTORS
P.O. BOX 3567
CHURCH STREET STATION
NEW YORK, NY 10277-1296
(800) 232-FUND

QUEST FOR
VALUE FUNDS

/ / GROWTH AND INCOME FUND

/ / INVESTMENT QUALITY INCOME FUND

/ / OPPORTUNITY FUND

/ / SMALL CAPITALIZATION FUND

/ / U.S. GOVERNMENT INCOME FUND
  (THE ABOVE FUNDS ARE SERIES OF QUEST FOR VALUE FAMILY OF FUNDS)

/ / QUEST FOR VALUE FUND, INC.

/ / QUEST FOR VALUE GLOBAL EQUITY FUND, INC.

/ / GLOBAL INCOME FUND
  (A SERIES OF QUEST FOR VALUE GLOBAL FUNDS, INC.)

MARCH 1, 1995, AS
  REVISED SEPTEMBER 29, 1995

 PROSPECTUS